UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 765-6609
Registrant's telephone number, including area code

Date of fiscal year end: April 30, 2016

Date of reporting period:  April 30, 2016

Item 1. Reports to Stockholders.

LOGAN CAPITAL FUNDS

Logan Capital Large Cap Growth Fund

Annual Report
April 30, 2016

Logan Capital Large Cap Growth Fund

Table of Contents

Letter to Shareholders	3
Investment Highlights	9
Sector Allocation of Portfolio Assets	11
Schedule of Investments	12
Statement of Assets and Liabilities	16
Statement of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	20
Notes to the Financial Statements	22
Report of Independent Registered Public Accounting Firm	33
Expense Example	34
Notice to Shareholders	36
Management	37
Approval of Investment Advisory Agreement	41
Privacy Notice	47

Logan Capital Large Cap Growth Fund

Dear Shareholders

We are pleased to provide you with the Logan Capital Large Cap Growth Fund (the “Fund”) Annual Letter for the fiscal year ended April 30, 2016.

In the past fiscal year, investors have faced a myriad of opportunities and challenges reflective of the frequent swings in sentiment regarding the health of the stock market and the U.S. economy. On the positive side, the economy continued to improve, unemployment fell to pre-recession lows, the housing market strengthened and the stock market showed its approval by touching new highs in May 2015.

Since those highs a year ago, the market has struggled to hold that high ground and had a couple of significant pullbacks. Reasons for the volatility: the price of oil collapsed, continued fears of a growth slowdown along with an earnings slump, and the U.S. Federal Reserve Board (the “Fed”) continued to keep investors guessing as to the timing of the first rate hike.

Of historical interest is the fact that this bull market celebrated its 7th birthday in March 2016 and – as of this writing – is now the 2nd oldest bull market of the past 85 years. That being said, it’s important to note that bull markets do not die of old age, but rather from some combination of negative factors (e.g., inflation, faltering earnings, etc.) that cause investor confidence to erode. As of now, the majority of the evidence is still positive. So although it may be getting a bit long-in-the-tooth, the various data continues to indicate that investors should continue to give this bull the benefit of the doubt.

Performance comments

For the fiscal year ended April 30, 2016, LGNGX lagged the Russell 1000® Growth Index (the “Index”), returning -3.23% ,with LGNHX returning -3.38% as compared to the Index which returned 1.07%.

In a challenging year, we saw relative outperformance in sectors where we were underweighted or had no exposure, including Energy and Materials where we had less weight than the Index and Utilities where we had no exposure.

At the other end of the scale, the primary detractors to the Fund (versus the Index) were Consumer Discretionary, Consumer Staples and Industrials.

Quarter-by-Quarter review of the market and economic highlights of the past twelve months:

Fiscal 1Q

The quarter ended July 31, 2015, marked the completion of the 6th year of this economic expansion, making it the 6th longest expansion of the past 100 years.

On the heels of a strong February – April, 2015 quarter, all the major stock indices continued to show strength and touched new all-time highs during the recent quarter. There were some market concerns about Greece’s debt situation, but those seemed to have been deemed a non-event as the markets turned their attention toward the renewed decline in the price of oil, concerns about China’s slowing economy and the pending inevitable first rate hike by the Fed. During the quarter, the Index (up 3.00%) and S&P
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Logan Capital Large Cap Growth Fund

500® Index (up 1.41%) had modest gains for the quarter, while the Dow Jones Industrial Average (down -0.20%) ended the quarter slightly negative.

After rebounding from the March 2015 lows – oil up ~18% and gasoline up ~25% – energy prices peaked in July 2015 and started sliding back toward their multi-year lows. This failed rally attempt in oil prices casts some doubt as to when oil process will recover, especially since there is so much supply on hand. Although this has hurt energy stocks – to which we have very little exposure – the upside to consumers is that some experts are calling for gas prices to fall to $2.00 per gallon later this year. The U.S. Dollar, after its 9-month surge, finally took a breather and mostly moved sideways during the quarter. However, the most important question for U.S. investors – by far – is still, “When will the Fed hike?” Although only the Fed knows for sure, it seems quite likely that the first hike will come after the mid-September meeting.

Will this first Fed hike cause a recession? Very unlikely. Even when rate hikes commence, we think they will be small and come at a slow pace. As a result, interest rates will likely stay relatively low for quite some time. Furthermore, the odds are that the first hike will be a modest 0.25% and will signal the Fed’s conviction that the economy, while still improving, is also still very rate sensitive.

Fiscal 2Q

The quarter ended October 31, 2015, renewed concerns about what the Fed would do with interest rates and raised investor concern over apparent slowdown in China, both in the U.S. markets and worldwide. As uncertainty grew, so too did the skittishness and volatility of the markets.  For example, despite it being a down quarter overall, all the major stock indices gained 4% on August 26, 2015 – among the largest single-day gains ever, highlighting just how volatile this market can be.

For most of the year, investors have been anticipating a rate hike from the Fed.  When the Fed again deferred hiking rates in their September meeting, investors greeted the decision harshly by sending stocks down.  In part, the decline was likely due to the growing perception that the Fed keeps moving the goal posts.  Specifically, the Fed had been saying rate rises would be dictated by domestic economic data such as unemployment levels, inflation levels, etc.  However, as the economy has generally reached targeted levels, the Fed has found other reasons not to act. The Fed cited the impact of rate increases on overseas economies and on financial markets as reasons not to act.  In some respects, investors may essentially be saying that the Fed is losing credibility. Investors are sending the message that they can no longer count on Fed guidance to provide a reliable roadmap. As a result, market turbulence ensues. In any case, it appears that interest rates are likely to remain low for a while longer unless the economy unexpectedly accelerates.

The stock market’s retreat in the third quarter was unwelcomed, but not really unexpected. Thus far, as of this writing, it still appears that the late summer pullback was only a correction, and not the start of a bear market. For the year-to-date through September 30, 2015, the Fund remained well ahead of its benchmark. More importantly, however, we believe that the  Fund is well positioned to benefit as investors increasingly
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Logan Capital Large Cap Growth Fund

seek out companies that we think can meaningfully grow earnings in the coming quarters as the economy continues to slowly improve.

Fiscal 3Q

The news during the quarter ended January 31, 2016, was a mini-snapshot of the news for the proceeding twelve months as a whole. The economy slowly churned higher all year and the markets saw a significant increase in volatility, driven by concerns about the China slowdown, the emissions test cheating scandal at Volkswagen, the anticipated start of the new Fed tightening cycle (Yes, they FINALLY started raising rates!), collapsing oil prices, an unusual array of Presidential candidates, much sad and disturbing news about violence at home and abroad, and news that North Korea had conducted a hydrogen bomb test. In the face of such news, it’s not surprising that the stock market – and the Fund – had a challenging quarter.

After a strong equity rally in October 2015, stocks consolidated their gains by moving sideways-to-lower during November and December. In November, the Fed indicated that it was still on track to raise interest rates despite indications that housing starts and sales were softening a bit and US manufacturing was stagnating due to weak exports. However, jobless claims and unemployment numbers continued to improve, giving the Fed the confidence to move ahead with its plan to raise rates.

In mid-December 2015, after much anticipation, the Fed finally ended its zero interest rate policy (“ZIRP”) and hiked rates by 0.25%. The equity markets reacted with not much more than a temporary blip. It still appears that the Fed will be extremely cautious about rates and will utilize small and infrequent increases in the coming year. Historically, this type of “slow rise” pattern has not had much negative impact on the US stock market.

Also in December 2015, the energy sector was battered as oil prices continued their slide and hit 6-year lows just before the end of the year. Lower fuel and heating costs are a positive impact on consumers and various businesses (airlines, travel, manufacturing, etc.) However, oil prices have fallen farther and have stayed down for longer than expected and this is starting to have a severe negative impact on the US energy complex by way of reduced capacity, plant closing, firings as well as lower revenues for local governments in energy production states. Fortunately, although the energy sector was a disaster for the quarter – and the year as a whole – the Fund’s exposure there was very small. One interesting development of weak oil prices is that Congress acted to end the 40-year ban on exporting most US crude oil products.

January was by far the worst month for stocks during the quarter ended January 31, 2016. US manufacturing continued to slide at the fastest pace in 6 years and oil prices tumbled another 25% to levels (in the mid-$20s) not seen in over a dozen years. These factors, along with the reports that housing starts dropped unexpectedly in December, served to push the stock market down almost 10% during the first part of January. Fortunately, the S&P 500 seemed to find some support in the lower 1800s and stocks managed to stage a minor rally and recovered about half of those losses by the end of the month.
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Logan Capital Large Cap Growth Fund

Fiscal 4Q

The first fiscal quarter of 2016, ending April 30, was a volatile one for the Fund in terms of both market performance and investor sentiment. Concerns during the quarter were focused on three main issues – growth in the emerging markets (notably China), the impact of a strong dollar on corporate earnings, and energy prices. In reaction, the Index started 2016 with a six-week, 11% nosedive that hit bottom in mid-February 2016. Interestingly, despite this market weakness, the fundamental outlook reported by our companies and earnings leadership (as scored by our proprietary earnings ranking models) remained positive. Also, the long-term economic indicators that we follow are still not warning of recession anytime soon.

In general, higher quality growth names – including the Logan Large Cap Growth Fund – were beaten down more severely than the Index at the start of the year, but they bounced back just as strongly. The drop appears to have allowed the market to blow off some of its frothiness. Combined with the Fed’s back-pedaled stance on interest rate hikes and the sharp recovery in oil prices, this set the stage for a rally that took the major indices to 2016 highs, almost matching the all-time highs seen last May.

In general, the stock market’s exuberance of a couple years ago has given way to a more cautious environment as the Fed is no longer providing the strong tailwind via quantitative easing. Indeed, coming into 2016, investors’ concerns about the Fed raising interest rates several times this year turned that tailwind into a headwind.  In contrast, the European Central Bank (“ECB”) announced a further reduction to already negative interest rates and Japan similarly has negative interest rates. This divergence in central bank policies made it seem likely the U.S. Dollar would continue to strengthen, meaning that foreign exchange translation would continue to have a negative impact on reported corporate earnings.  In addition, investors were concerned the strength of the dollar might also lead to further declines in commodity prices, notably oil.  And if all that wasn’t enough, concern over China’s slowing growth became a daily source of consternation for equity markets worldwide.

The winds shifted in mid-February as it became apparent U.S. economic growth was not as strong as anticipated. The Fed proclaimed that it would probably not be raising rates as much as expected just a few weeks earlier.  The Fed’s renewed dovishness led the U.S. Dollar to decline more than 4% against major currencies from the peak level reached in late January 2016, a meaningful change in a short time.  In addition, oil prices began a sharp upwards reversal, climbing approximately 40% off the bottom (despite some prominent analysts recently projecting oil prices would drop towards $20).  Equity markets have to some extent become tethered to oil prices recently. Consequently, the lift in energy prices helped improve overall investor sentiment.  Also, the companies in the Fund tend to benefit from low energy and commodity prices. The data shows that it takes six-to-twelve months for the benefit of lower energy prices to be reflected in the earnings of non-energy companies. As such, we expect our growth names may see the benefits reflected as the year progresses.
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Logan Capital Large Cap Growth Fund

Closing comments

As expected, market volatility has picked up in 2016. This bull market is now more than seven years old and the U.S. economic expansion is only a bit younger. Both are showing some signs of stress and it is inevitable that this uptrend will have a trend reversal – or at least a meaningful consolidation – at some point. This is one of the most challenging types of environments for investors. Despite growing potential risks in some areas of the market, there are also compelling opportunities, but the challenge – as always – is in separating the good names from the bad. Data about the U.S. economy and consumer confidence continue to surprise to the upside, aided by lower unemployment, solid housing data, and all-time-high auto domestic sales.

Key themes include the growing use of mobile technology and connected devices, a recovering economy and improving consumer confidence along with low commodity and energy prices. Businesses will need to invest in new technologies to either gain market share or protect their current business.

Admittedly, there are some technical divergences in the market that need watching: breadth has narrowed and the Dow transport and Utility indices have diverged negatively from the Dow Jones Industrial Index. Margin debt has moved back up to new highs and this could be a problem if some unforeseen event spooks investors. So while we’re pondering what could spoil this bull market, it appears that there is still room to move up, albeit more modestly than in the past.

Three key factors going forward:

The Fed – the big question now is whether or not the Fed will hike rates in June 2016. The market had a “test reaction” recently when the Fed indicated that it was contemplating such a move. After some wild gyrations, the market is moving up nicely and investors appear to have realized that – on balance – a slow and steady rate rise is most likely a good thing.

Oil – Oil is currently back up to almost $50 per barrel after flirting with prices in the mid-$20s earlier this year. After a knee-jerk negative reaction to increasing oil and gasoline prices, the markets seem willing to accept that some increase in energy prices will ultimately be a stabilizing factor.

2016 Presidential election – 2016 is an election year. Historically, election years generally deliver decent returns so we are cautiously optimistic, but admittedly also with a heightened sense of alertness for changing market and economic conditions.

We expect the market to still offer opportunities for growth in the stocks of businesses that have the vision to identify and capitalize on new methods of production and consumption in a world that is changing ever more rapidly. The market true leaders will also be investing now to meet future demands.
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Logan Capital Large Cap Growth Fund

Disclosures:

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please see the Schedule of Investments in this report for a complete list of Fund holdings.

Mutual Fund investing involves risk. Principal loss is possible. The Fund may invest in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for emerging markets. The Funds may make short sales of securities, which involves the risk that losses may exceed the original amount invested in the securities. The Fund may purchase and sell options on securities which may be subject to greater fluctuations in value than an investment in the underlying securities. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The Fund may purchase securities of companies that are offered pursuant to an IPO which may fluctuate considerably, may be subject to liquidity risk and could have a magnified impact on Fund performance.  By investing in other mutual funds and ETFs, the Fund bears any share of any fees and expenses charged by the underlying funds, in addition to indirectly bearing the principal risks of those funds including brokerage costs.

The opinions expressed above are those of the author, are subject to change and are not guaranteed and should not be considered investment advice.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.

The S&P 500® Index is an unmanaged index, with no defined investment objective, of common stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index includes the reinvestment of dividends.

The Dow Jones Industrial Average is a price-weighted average of 30 actively traded blue-chip stocks, primarily industrials including stocks that trade on the New York Stock Exchange. The Dow, as it is called, is a barometer of how shares of the largest US companies are performing.

It is not possible to invest directly in an index.
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Logan Capital Large Cap Growth Fund

Comparison of the change in value of a $10,000 investment in the
Logan Capital Large Cap Growth Fund – Investor Class and the
Russell 1000 Growth Total Return

		Since Inception
Total Return Periods ended April 30, 2016:	1 Year	(6/28/12)

Logan Capital Large Cap Growth Fund –
Investor Class (No Load)	-3.38%	11.95%
Russell 1000 Growth Total Return	1.07%	15.02%
Total Annual Fund Operating Expenses: 1.50%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-855-215-1200.

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on June 28, 2012, the Fund’s inception date.  Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.
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Logan Capital Large Cap Growth Fund

Comparison of the change in value of a $100,000 investment in the
Logan Capital Large Cap Growth Fund – Institutional Class and the
Russell 1000 Growth Total Return

		Since Inception
Total Return Periods ended April 30, 2016:	1 Year	(6/28/12)

Logan Capital Large Cap Growth Fund –
Institutional Class (No Load)	-3.23%	12.23%
Russell 1000 Growth Total Return	1.07%	15.02%
Total Annual Fund Operating Expenses: 1.25%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-855-215-1200.

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund on June 28, 2012, the Fund’s inception date.  Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.
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Logan Capital Large Cap Growth Fund

SECTOR ALLOCATION OF PORTFOLIO ASSETS
at April 30, 2016 (Unaudited)

Percentages represent market value as a percentage of net assets.

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Logan Capital Large Cap Growth Fund

SCHEDULE OF INVESTMENTS
at April 30, 2016

COMMON STOCKS – 98.5%	Shares	Value

Consumer Discretionary – 22.9%
Amazon.com, Inc. (a)	1,440	$949,810
BorgWarner, Inc.	4,234	152,085
Foot Locker, Inc.	9,484	582,697
Hanesbrands, Inc.	7,580	220,047
Harman International Industries, Inc.	3,502	268,814
Home Depot, Inc.	4,752	636,245
Netflix, Inc. (a)	8,607	774,888
Nike, Inc.	6,842	403,268
Starbucks Corp.	12,315	692,472
TripAdvisor, Inc. (a)	3,235	208,949
Williams-Sonoma, Inc.	5,758	338,455
		5,227,730

Consumer Staples – 8.1%
Constellation Brands, Inc.	2,571	401,230
Estee Lauder Companies, Inc.	6,859	657,572
Monster Beverage Corp. (a)	5,426	782,538
		1,841,340

Financials – 1.7%
CBRE Group, Inc. (a)	12,868	381,279

Health Care – 10.9%
Agilent Technologies, Inc	6,009	245,888
AmerisourceBergen Corp.	6,466	550,257
Celgene Corp. (a)	4,799	496,265
Mettler-Toledo International, Inc. (a)	1,277	457,102
Waters Corp. (a)	3,401	442,674
Zoetis, Inc.	6,266	294,690
		2,486,876

Industrials – 11.1%
Acuity Brands, Inc.	2,330	568,264
Cintas Corp.	3,113	279,485
Flowserve Corp.	4,810	234,776
Middleby Corp. (a)	2,869	314,557
Stericycle, Inc. (a)	2,283	218,163
United Continental Holdings, Inc. (a)	4,674	214,116
United Rentals, Inc. (a)	2,896	193,829

The accompanying notes are an integral part of these financial statements.
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Logan Capital Large Cap Growth Fund

SCHEDULE OF INVESTMENTS (Continued)
at April 30, 2016

COMMON STOCKS – 98.5% (Continued)	Shares	Value

Industrials – 11.1% (Continued)
Verisk Analytics, Inc. (a)	6,605	$512,416
		2,535,606

Information Technology – 40.7%
Alliance Data Systems Corp. (a)	1,514	307,811
Alphabet, Inc. – Class A (a)	461	326,333
Alphabet, Inc. – Class C (a)	461	319,478
Amphenol Corp.	14,256	795,912
Apple, Inc.	9,955	933,182
Broadcom Ltd. (c)	5,724	834,273
Cognizant Technology Solutions – Class A (a)	8,854	516,808
Electronic Arts, Inc. (a)	7,611	470,740
Facebook, Inc. (a)	6,486	762,624
Fiserv, Inc. (a)	4,573	446,874
Fleetcor Technologies, Inc. (a)	3,353	518,642
Global Payments, Inc.	12,464	899,652
Keysight Technologies, Inc. (a)	3,072	80,118
MasterCard, Inc.	8,552	829,458
NCR Corp. (a)	9,816	285,547
NXP Semiconductors NV (a)(c)	8,925	761,124
Trimble Navigation Ltd. (a)	7,540	180,583
		9,269,159

Materials – 3.1%
Sherwin-Williams Co.	2,496	717,126

TOTAL COMMON STOCKS
(Cost $17,192,399)		22,459,116

The accompanying notes are an integral part of these financial statements.
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Logan Capital Large Cap Growth Fund

SCHEDULE OF INVESTMENTS
at April 30, 2016

SHORT-TERM INVESTMENTS – 1.8%	Shares	Value

MONEY MARKET FUNDS – 1.8%
Fidelity Government Portfolio – Class I, 0.24% (b)	404,455	$404,455

TOTAL SHORT-TERM INVESTMENTS
(Cost $404,455)		404,455

TOTAL INVESTMENTS
(Cost $17,596,854) – 100.3%		22,863,571
Liabilities in Excess of Other Assets – (0.3)%		(69,777)
TOTAL NET ASSETS – 100.00%		$22,793,794

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The rate shown represents the fund’s 7-day yield as of April 30, 2016.
(c)	U.S. traded security of a foreign issuer or corporation.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by US Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

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Logan Capital Large Cap Growth Fund

(This Page Intentionally Left Blank.)

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Logan Capital Large Cap Growth Fund

STATEMENT OF ASSETS AND LIABILITIES
at April 30, 2016

Assets:
Investments, at value (cost of $17,596,854)	$22,863,571
Receivables:
Dividends and interest	4,746
Prepaid expenses	12,528
Total assets	22,880,845

Liabilities:
Payables:
Advisory fee	10,366
Administration fee	21,828
Distribution fees	11,364
Compliance expense	2,262
Custody fees	2,113
Transfer agent fees and expenses	9,120
Accrued expenses and other payables	29,998
Total liabilities	87,051
Net assets	$22,793,794

Net assets consist of:
Paid in capital	$18,161,253
Accumulated net investment loss	(54,374)
Accumulated net realized loss on investments	(579,802)
Net unrealized appreciation on:
Investments	5,266,717
Net assets	$22,793,794

Investor Class:
Net assets applicable to outstanding Investor Class shares	$5,318,998
Shares issued (Unlimited number of beneficial
interest authorized, $0.01 par value)	351,150
Net asset value and redemption price per share	$15.15

Institutional Class:
Net assets applicable to outstanding Institutional Class shares	$17,474,796
Shares issued (Unlimited number of beneficial
interest authorized, $0.01 par value)	1,141,856
Net asset value, offering price and redemption price per share	$15.30

The accompanying notes are an integral part of these financial statements.

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Logan Capital Large Cap Growth Fund

STATEMENT OF OPERATIONS
For the Year Ended April 30, 2016

Investment income:
Dividends (net of foreign taxes withheld of $0)	$131,957
Interest	383
Total investment income	132,340

Expenses:
Investment advisory fees (Note 5)	146,185
Administration fees (Note 5)	85,240
Distribution fees (Note 6)
Distribution fees – Investor Class	13,828
Distribution fees – Institutional Class	—
Transfer agent fees and expenses	35,872
Federal and state registration fees	4,130
Audit fees	20,700
Compliance expense	9,006
Legal fees	5,490
Trustees’ fees and expenses	8,037
Custody fees	8,560
Other	13,714
Total expenses before reimbursement from advisor	350,762
Expense reimbursement from advisor (Note 5)	(55,809)
Net expenses	294,953
Net investment loss	(162,613)

Realized and unrealized gain (loss) on investments:
Net realized loss on transactions from:
Investments	(573,386)
Net change in unrealized loss on:
Investments	(109,818)
Net realized and unrealized loss on investments	(683,204)
Net decrease in net assets resulting from operations	$(845,817)

The accompanying notes are an integral part of these financial statements.

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Logan Capital Large Cap Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	April 30, 2016	April 30, 2015
Operations:
Net investment loss	$(162,613)	$(122,828)
Net realized gain (loss) on investments	(573,386)	323,928
Net change in unrealized appreciation
(depreciation) on investments	(109,818)	2,800,160
Net increase (decrease) in net assets
resulting from operations	(845,817)	3,001,260

Distributions to Shareholders From:
Net realized gains
Investor class shares	(41,724)	(48,797)
Institutional class shares	(116,291)	(145,656)
Total distributions	(158,015)	(194,453)

Capital Share Transactions:
Proceeds from shares sold
Investor class shares	1,313,873	525,231
Institutional class shares	1,500,000	2,000,000
Proceeds from shares issued to holders in
reinvestment of dividends
Investor class shares	41,724	48,797
Institutional class shares	116,291	145,656
Cost of shares redeemed
Investor class shares	(729,393)	(397,334)
Institutional class shares	—	—
Redemption fees retained
Investor class shares	297	520
Institutional class shares	—	—
Net increase in net assets from
capital share transactions	2,242,792	2,322,870
Total increase in net assets	1,238,960	5,129,677
Net Assets:
Beginning of period	21,554,834	16,425,157
End of period	$22,793,794	$21,554,834
Accumulated net investment loss	$(54,374)	$(54,205)

The accompanying notes are an integral part of these financial statements.

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Logan Capital Large Cap Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Year Ended
	April 30, 2016	April 30, 2015
Changes in Shares Outstanding:
Shares sold
Investor class shares	81,202	34,536
Institutional class shares	93,458	135,461
Proceeds from shares issued to holders in
reinvestment of dividends
Investor class shares	2,609	3,434
Institutional class shares	7,205	10,179
Shares redeemed
Investor class shares	(48,242)	(26,133)
Institutional class shares	—	—
Net increase in shares outstanding	136,232	157,477

The accompanying notes are an integral part of these financial statements.

19

Logan Capital Large Cap Growth Fund

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the period

Investor Class

				June 28, 2012
	Year Ended	Year Ended	Year Ended	through
	April 30,	April 30,	April 30,	April 30,
	2016	2015	2014	2013*
Net Asset Value –
Beginning of Period	$15.79	$13.64	$11.34	$10.00
Income from
Investment Operations:
Net investment income (loss)	(0.13)	(0.12)	(0.07)	(0.02)
Net realized and unrealized
gain (loss) on investments	(0.40)	2.43	2.37	1.36
Total from
investment operations	(0.53)	2.31	2.30	1.34

Less Distributions:
Distributions from net realized gains	(0.11)	(0.16)	—	—
Total distributions	(0.11)	(0.16)	—	—
Redemption Fees	0.00 ~	0.00 ~	0.00 ~	—
Net Asset Value – End of Period	$15.15	$15.79	$13.64	$11.34

Total Return	(3.38%)	17.04%	20.28%	13.40	%+

Ratios and Supplemental Data:
Net assets,
end of period (thousands)	$5,319	$4,984	$4,143	$1,700
Ratio of operating expenses
to average net assets:
Before reimbursements	1.75%	1.89%	2.35%	9.91	%^
After reimbursements	1.50%	1.50%	1.50%	1.50	%^
Ratio of net investment income
(loss) to average net assets:
Before reimbursements	(1.16%)	(1.23%)	(1.58%)	(9.10	%)^
After reimbursements	(0.91%)	(0.84%)	(0.73%)	(0.69	%)^
Portfolio turnover rate	14%	28%	15%	14	%+

*	Commencement of operations for Investor Class shares was June 28, 2012.
+	Not Annualized.
^	Annualized.
~	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

20

Logan Capital Large Cap Growth Fund

FINANCIAL HIGHLIGHTS (Continued)

For a capital share outstanding throughout the period

Institutional Class

				June 28, 2012
	Year Ended	Year Ended	Year Ended	through
	April 30,	April 30,	April 30,	April 30,
	2016	2015	2014	2013*
Net Asset Value –
Beginning of Period	$15.92	$13.71	$11.38	$10.00
Income from
Investment Operations:
Net investment income (loss)	(0.10)	(0.08)	(0.05)	(0.02)
Net realized and unrealized
gain (loss) on investments	(0.41)	2.45	2.38	1.40
Total from
investment operations	(0.51)	2.37	2.33	1.38

Less Distributions:
Distributions from net realized gains	(0.11)	(0.16)	—	—
Total distributions	(0.11)	(0.16)	—	—
Net Asset Value – End of Period	$15.30	$15.92	$13.71	$11.38

Total Return	(3.23%)	17.39%	20.47%	13.80	%+

Ratios and Supplemental Data:
Net assets,
end of period (thousands)	$17,475	$16,571	$12,282	$5,340
Ratio of operating expenses
to average net assets:
Before Reimbursements	1.50%	1.64%	2.13%	7.44	%^
After Reimbursements	1.25%	1.25%	1.25%	1.25	%^
Ratio of net investment income
(loss) to average net assets:
Before Reimbursements	(0.91%)	(0.98%)	(1.36%)	(6.73	%)^
After Reimbursements	(0.66%)	(0.59%)	(0.48%)	(0.54	%)^
Portfolio turnover rate	14%	28%	15%	14	%+

*	Commencement of operations for Institutional Class shares was June 28, 2012.
+	Not Annualized.
^	Annualized.

The accompanying notes are an integral part of these financial statements.

21

Logan Capital Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS
April 30, 2016

NOTE 1 – ORGANIZATION

The Logan Capital Large Cap Growth Fund (the “Large Cap Growth” Fund) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company.  The investment objective of the Large Cap Growth Fund is long-term capital appreciation.  The Large Cap Growth Fund commenced operations on June 28, 2012 and offers Investor Class and Institutional Class shares.  Each class of shares differs principally in its respective distribution expenses and sales charges, if any.  Each class of shares has identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.  Therefore, no federal income or excise tax provisions are required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions to be taken on returns filed for the open tax years ended 2013-2015, or expected to be taken in the Fund’s 2016 tax return.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions:  Securities transactions are accounted for on the trade date.  Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund distributes substantially all of its net investment income, if any, and net realized capital gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains

22

Logan Capital Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2016

are included in ordinary income for tax purposes.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax treatment.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of the Fund’s shares based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

The Fund is charged for those expenses that are directly attributable to it, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the Funds proportionately based on allocation methods approved by the Board of Trustees (the “Board”).  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

D.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

E.
Redemption Fees:  The Large Cap Growth Fund charges a 1% redemption fee to shareholders who redeem shares held for 180 days or less.  Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

F.
Options Transactions:  The Fund may utilize options for hedging purposes as well as direct investment.  Some options strategies, including buying puts, tend to hedge the Fund’s investments against price fluctuations.  Other strategies, such as writing puts and calls and buying calls, tend to increase market exposure.  Options contracts may be combined with each other in order to adjust the risk and return characteristics of the Fund’s overall strategy in a manner deemed appropriate to the Advisor and consistent with the Fund’s investment objective and policies.  When a call or put option is written, an amount equal to the premium received is recorded as a liability.  The liability is marked-to-market daily to reflect the current fair value of the written option.  When a written option expires, a gain is realized in the amount of the premium originally received.  If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction.  If a written call option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received.  If a

23

Logan Capital Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2016

written put option is exercised, the amount of the premium originally received reduces the cost of the security which is purchased upon the exercise of the option.

With options, there is minimal counterparty credit risk to the Fund since the options are covered or secured, which means that the Fund will own the underlying security or, to the extent they do not hold such a portfolio, will maintain a segregated account with the Fund’s custodian consisting of high quality liquid debt obligations equal to the market value of the option, marked-to-market daily.

Options purchased are recorded as investments and marked-to-market daily to reflect the current fair value of the option contract.  If an option purchased expires, a loss is realized in the amount of the cost of the option contract.  If a closing transaction is entered into, a gain or loss is realized to the extent that the proceeds from the sale are greater or less than the cost of the option.  If a purchased put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid.  If a purchased call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid.

G.
Leverage and Short Sales:  The Fund may use leverage in connection with its investment activities and may effect short sales of securities.  Leverage can increase the investment returns of the Fund if the securities purchased increase in value in an amount exceeding the cost of the borrowing.  However, if the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage.  A short sale is the sale by the Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position.  A short sale will be successful if the price of the shorted security decreases.  However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss.  The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction.  Therefore, short sales may be subject to greater risks than investments in long positions.  With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security.  The Fund would also incur increased transaction costs associated with selling securities short.  In addition, if the Fund sells securities short, it must maintain a segregated account with its custodian containing cash or high-grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund’s broker (not including the proceeds from the short sales).  The Fund may be required to add to the segregated account as the market price of a shorted security increases.  As a result of maintaining and adding to its segregated account, the Fund may maintain higher levels of cash or liquid assets (for example, U.S. Treasury bills, repurchase agreements, high quality

24

Logan Capital Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2016

commercial paper and long equity positions) for collateral needs thus reducing its overall managed assets available for trading purposes.

H.
Mutual Fund and ETF Trading Risk:  The Fund may invest in other mutual funds that are either open-end or closed-end investment companies as well as ETFs.  ETFs are investment companies that are bought and sold on a national securities exchange.  Unlike mutual funds, ETFs do not necessarily trade at the net asset values of their underlying securities, which means an ETF could potentially trade above or below the value of the underlying portfolios.  Additionally, because ETFs trade like stocks on exchanges, they are subject to trading and commission costs unlike mutual funds.  Also, both mutual funds and ETFs have management fees that are part of their costs, and the Fund will indirectly bear their proportionate share of the costs.

I.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the period ended April 30, 2016, the Fund made the following permanent tax adjustments on the Statement of Assets and Liabilities:

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid In
	Income/(Loss)	Gain/(Loss)	Capital
Large Cap Growth Fund	$162,444	$7	$(162,451)

J.
Events Subsequent to the Fiscal Period End:  In preparing the financial statements as of April 30, 2016, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

25

Logan Capital Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2016

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities:  Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds and real estate investment trusts (REITs), that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Investment Companies:  Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the Funds and will be classified in level 1 of the fair value hierarchy.

Exchange-Traded Notes:  Investments in exchange-traded notes are actively traded on a national securities exchange and are valued based on the last sales price from the exchange and are categorized in level 1 of the fair value hierarchy.

Derivative Instruments:  Listed derivatives, including options, rights, warrants and futures that are actively traded are valued based on quoted prices from the exchange and are categorized in level 1 of the fair value hierarchy.

Short-Term Debt Securities:  Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of Advisors Series Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Funds’ administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.
26

Logan Capital Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2016

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the fair valuation hierarchy of the Large Cap Growth Fund’s securities as of April 30, 2016:

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$5,227,730	$—	$—	$5,227,730
Consumer Staples	1,841,340	—	—	1,841,340
Financials	381,279	—	—	381,279
Health Care	2,486,876	—	—	2,486,876
Industrials	2,535,606	—	—	2,535,606
Information Technology	9,269,159	—	—	9,269,159
Materials	717,126	—	—	717,126
Total Common Stock	22,459,116	—	—	22,459,116
Short-Term Investments	404,455	—	—	404,455
Total Investments in Securities	$22,863,571	$—	$—	$22,863,571

Refer to the Fund’s schedule of investments for a detailed break-out of securities by industry classification.  Transfers between levels are recognized at the end of the reporting period.  During the year ended April 30, 2016, the Fund recognized no transfers between levels.  There were no level 3 securities held in the Fund on April 30, 2016.

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value (“NAV”) per Share (or its equivalent).”  The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient.  The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient.  The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years.  Management is currently evaluating the impact these changes will have on the Funds’ financial statements and related disclosures.

NOTE 4 – DERIVATIVES TRANSACTIONS

The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (“FASB ASC”).  The Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.  During the year ended April 30, 2016, the Fund did not hold any derivative instruments.
27

Logan Capital Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2016

NOTE 5 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended April 30, 2016, Logan Capital Management, Inc. (the “Advisor”) provided the Fund with investment management services under an Investment Advisory Agreement.  The Advisor furnishes all investment advice, office space, and facilities, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee at an annual rate of 0.65% for the Large Cap Growth Fund based upon the average daily net assets of the Fund.  For the year ended April 30, 2016, the Large Cap Growth Fund incurred $146,185 in advisory fees.  Advisory fees payable at April 30, 2016 for the Large Cap Growth Fund were $10,366.

As of April 30, 2015, the Large Cap Growth Fund terminated its Shareholder Servicing Fees for both the Investor and Institutional classes. The Fund returned prior year service fees of $3,822 and $11,787 for the fiscal years ended 2013 and 2014, respectively, and reversed service fees in the amount of $18,892 for the fiscal year ended 2015. While the Fund has discontinued Shareholder Servicing Fees for the immediate future, the option does exist to begin accruing for servicing fees at later point in time if it is viable to do so.

The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that the net annual operating expenses (excluding Acquired Fund Fees and Expenses, taxes, interest and dividends on securities sold short and extraordinary expenses) do not exceed the following amounts of the average daily net assets for each class of shares:

Logan Capital Large Cap Growth Fund

Investor Class	1.50%
Institutional Class	1.25%

Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund’s obligations are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on the Fund’s expenses.  The Advisor is permitted to be reimbursed for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made.  Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the year ended April 30, 2016, the Advisor reduced its fees and absorbed Fund expenses in the amount of $55,809 for the Large Cap Growth Fund.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

	2017	2018	2019	Total
Large Cap Growth Fund	$117,458	$74,409	$55,809	$247,676

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement.  The Administrator prepares various federal and state
28

Logan Capital Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2016

regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  U.S. Bancorp Fund Services, LLC also serves as the fund accountant, Chief Compliance Officer and transfer agent to the Fund.  U.S. Bank N.A., an affiliate of U.S. Bancorp Fund Services, serves as the Fund’s custodian.  For the year ended April 30, 2016, the Fund incurred the following expenses for administration, fund accounting, transfer agency, custody and Chief Compliance Officer fees:

Logan Capital Large Cap Growth Fund

Administration & fund accounting	$85,240
Custody	$8,560
Transfer agency(a)	$30,382
Chief Compliance Officer	$9,006

(a) Does not include out-of-pocket expenses.

At April 30, 2016, the Fund had payables due to U.S. Bancorp Fund Services, LLC for administration, fund accounting, transfer agency and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

Logan Capital Large Cap Growth Fund

Administration & fund accounting	$21,828
Custody	$2,113
Transfer agency(a)	$7,522
Chief Compliance Officer	$2,262

(a) Does not include out-of-pocket expenses.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are employees of the Administrator.  The Trust’s Chief Compliance Officer is also an employee of USBFS.  A Trustee of the Trust is affiliated with USBFS and U.S. Bank N.A.  This same Trustee is an interested person of the Distributor.

NOTE 6 – DISTRIBUTION AGREEMENT AND PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Investor Class shares.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will
29

Logan Capital Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2016

represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the year ended April 30, 2016, the Large Cap Growth Fund incurred distribution expenses on its Investor Class shares of $13,828.

NOTE 7 – SECURITIES TRANSACTIONS

For the year ended April 30, 2016, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Large Cap Growth Fund	$5,212,592	$3,005,856

There were no purchases or sales of long-term U.S. Government securities.

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of April 30, 2016, the components of accumulated earnings/(losses) on a tax basis were as follows:

Large Cap
Growth Fund
Cost of investments(a)	$17,628,182
Gross unrealized appreciation	6,213,419
Gross unrealized depreciation	(978,020)
Net unrealized appreciation	5,235,399
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—
Other accumulated gains/(losses)	(602,858)
Total accumulated earnings/(losses)	$4,632,541

(a)	The difference between the book basis and tax basis net unrealized appreciation and cost is attributable primarily to wash sales and post 30 wash sales.

At April 30, 2016, the Large Cap Growth Fund had short-term tax basis capital losses with no expiration date of $196,245 and long-term tax basis capital losses with no expiration date of $352,239 to offset future capital gains.  The wash sales on short positions and post 30 wash sales are included in other accumulated gain/loss in the amount of $10.

Under recently enacted legislation, capital losses sustained in the year ended December 31, 2011 and in future taxable years will not expire and may be carried over by the Fund without limitation; however, they will retain the character of the original loss.  Further, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in the pre-enactment taxable years.  As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.  Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.
30

Logan Capital Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2016

The tax character of distributions paid during 2016 and 2015 was as follows:

	Year Ended	Year Ended
	April 30, 2016	April 30, 2015
Large Cap Growth Fund
Ordinary income	$—	$—
Long-term capital gains	$158,015	$194,453

At April 30, 2016, the fund deferred, on a tax basis, post-October losses of:

Late Year Ordinary
Loss Deferral
$54,374

NOTE 9 – PRINCIPAL RISKS

Below are summaries of some, but not all, of the principal risks of investing in the Fund, each of which could adversely affect the Fund’s NAV, market price, yield, and total return. The Fund’s prospectus provided additional information regarding these and other risks of investing in the Fund at the time of initial public offering of the Fund’s shares.

Market Risk. Each Fund is designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices such as bonds and money market instruments. The value of a Fund’s shares will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Fund, and you could lose money.

Equity Risk. The equity securities held by a Fund may experience sudden, unpredictable drops in value or long periods of decline in value that could affect the value of the Fund’s shares and the total return on your investment. This may occur because of factors that affect the securities market generally, such as adverse changes in: economic conditions, the general outlook for corporate earnings, interest rates, or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management.

Foreign Securities and Emerging Markets Risk. Foreign securities may be more volatile and less liquid than domestic (U.S.) securities, which could affect a Fund’s investments. Securities markets of other countries are generally smaller than U.S. securities markets. The exchange rates between U.S. dollar and foreign currencies might fluctuate, which could negatively affect the value of a Fund’s investments.

Foreign securities are also subject to higher political, social and economic risks. These risks include, but are not limited to, a downturn in the country’s economy, excessive taxation, political instability, and expropriation of assets by foreign governments. Compared to the U.S., foreign governments and markets often have less stringent accounting, disclosure, and financial reporting requirements.
31

Logan Capital Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2016

In addition, each Fund may invest in emerging markets. Emerging markets are those of countries with immature economic and political structures. These markets are more volatile than the markets of developed countries.

Initial Public Offering Risk. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund.

Sector Emphasis Risk. The Advisor’s value investment strategy of identifying investment opportunities through a bottom-up process emphasizing internally generated fundamental research, may from time to time result in the Fund investing significant amounts of its portfolio in securities of issuers principally engaged in the same or related businesses. Market conditions, interest rates and economic, regulatory or financial developments could significantly affect a single business or a group of related businesses. Sector emphasis risk is the risk that the securities of companies in such business or businesses, if comprising a significant portion of the Fund’s portfolios, could react in some circumstances negatively to these or other developments and adversely affect the value of the portfolio to a greater extent than if such business or businesses comprised a lesser portion of the Fund’s portfolio.
32

Logan Capital Large Cap Growth Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of
Logan Capital Funds

We have audited the accompanying statement of assets and liabilities of Logan Capital Large Cap Growth Fund, a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of April 30, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period June 28, 2012 (commencement of operations) to April 30, 2013.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of April 30, 2015, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Logan Capital Large Cap Growth Fund as of April 30, 2016, the result of its operations for the year then ended, and the changes in its net assets for the each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended and for the period June 28, 2012 to April 30, 2013, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
June 29, 2016
33

Logan Capital Large Cap Growth Fund

EXPENSE EXAMPLE
April 30, 2016 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) and redemption fees, if applicable; and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from November 1, 2015 to April 30, 2016.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.  There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $15 fee is charged to the account annually) that would increase the amount of expenses paid on your account.  The example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  As noted above, there are some account fees that are charged to certain types of accounts that would increase the amount of expense paid on your account.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
34

Logan Capital Large Cap Growth Fund

EXPENSE EXAMPLE (Continued)
April 30, 2016 (Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	11/1/2015	4/30/2016	11/1/2015 – 4/30/2016
Actual
Investor Class	$1,000.00	$ 939.40	$7.23
Institutional Class	$1,000.00	$ 940.00	$6.03

Hypothetical (5% return
before expenses)
Investor Class	$1,000.00	$1,017.40	$7.52
Institutional Class	$1,000.00	$1,018.65	$6.27

(1)
Expenses are equal to the Investor Class and Institutional Class fund shares’ annualized expense ratios of 1.50% and 1.25%, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the period).

35

Logan Capital Large Cap Growth Fund

NOTICE TO SHAREHOLDERS
at April 30, 2016 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-215-1200 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2015

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-215-1200.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available, upon request, by calling 1-855-215-1200.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more  accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-215-1200 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

36

Logan Capital Large Cap Growth Fund

MANAGEMENT
(Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds.  Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

Independent Trustees(1)

Number of
				Portfolios	Other
		Term of	Principal	in Fund	Directorships
	Position	Office and	Occupation	Complex	Held During
Name, Address	Held with	Length of	During Past	Overseen by	Past
and Age	the Trust	Time Served	Five Years	Trustee(2)	Five Years(3)

Gail S. Duree	Trustee	Indefinite	Director, Alpha	5	Trustee, Advisors
(age 69)		term; since	Gamma Delta		Series Trust
615 E. Michigan Street		March 2014.	Housing		(for series not
Milwaukee, WI 53202			Corporation		affiliated with
			(collegiate housing		the Funds);
			management) (2012		Independent
			to present); Trustee		Trustee from
			and Chair (2000 to		1999 to 2012,
			2012), New		New Covenant
			Covenant Mutual		Mutual Funds
			Funds (1999-2012);		(an open-end
			Director and Board		investment
			Member, Alpha		company with
			Gamma Delta		4 portfolios).
Foundation
(philanthropic
organization) (2005
to 2011).

George J. Rebhan	Trustee	Indefinite	Retired; formerly	5	Trustee, Advisors
(age 81)		term; since	President, Hotchkis		Series Trust
615 E. Michigan Street		May 2002.	and Wiley Funds		(for series not
Milwaukee, WI 53202			(mutual funds)		affiliated with
			(1985 to 1993).		the Funds);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

George T. Wofford	Trustee	Indefinite	Retired; formerly	5	Trustee, Advisors
(age 76)		term; since	Senior Vice		Series Trust
615 E. Michigan Street		February 1997.	President, Federal		(for series not
Milwaukee, WI 53202			Home Loan Bank		affiliated with the
			of San Francisco.		Funds).

37

Logan Capital Large Cap Growth Fund

MANAGEMENT (Continued)
(Unaudited)

Independent Trustees(1)

Number of
				Portfolios	Other
		Term of	Principal	in Fund	Directorships
	Position	Office and	Occupation	Complex	Held During
Name, Address	Held with	Length of	During Past	Overseen by	Past
and Age	the Trust	Time Served	Five Years	Trustee(2)	Five Years(3)

Raymond B. Woolson	Trustee	Indefinite	President, Apogee	5	Trustee, Advisors
(age 57)		term*; since	Group, Inc.		Series Trust
615 E. Michigan Street		January 2016.	(financial consulting		(for series not
Milwaukee, WI 53202			firm) (1998 to		affiliated with the
			present).		Funds);
Independent
Trustee,
Doubleline
Funds Trust
(an open-end
investment
company with
13 portfolios),
Doubleline
Equity Funds,
Doubleline
Opportunistic
Credit Fund and
Doubleline
Income Solutions
Fund, from 2010
to present.

Interested Trustee

Joe D. Redwine(4)	Interested	Indefinite	President, CEO,	5	Trustee, Advisors
(age 68)	Trustee	term; since	U.S. Bancorp		Series Trust
615 E. Michigan Street		September	Fund Services,		(for series not
Milwaukee, WI 53202		2008.	LLC (May 1991		affiliated with
			to present).		the Funds).

38

Logan Capital Large Cap Growth Fund

MANAGEMENT (Continued)
(Unaudited)

Officers

Term of
	Position	Office and
Name, Address	Held with	Length of
and Age	the Trust	Time Served	Principal Occupation During Past Five Years

Joe D. Redwine	Chairman	Indefinite	President, CEO, U.S. Bancorp Fund Services, LLC
(age 68)	and Chief	term; since	(May 1991 to present).
615 E. Michigan Street	Executive	September
Milwaukee, WI 53202	Officer	2007.

Douglas G. Hess	President	Indefinite	Senior Vice President, Compliance and
(age 48)	and	term; since	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street	Principal	June 2003.	(March 1997 to present).
Milwaukee, WI 53202	Executive
Officer

Cheryl L. King	Treasurer	Indefinite	Vice President, Compliance and Administration,
(age 54)	and	term; since	U.S. Bancorp Fund Services, LLC (October 1998
615 E. Michigan Street	Principal	December	to present).
Milwaukee, WI 53202	Financial	2007.
Officer

Kevin J. Hayden	Assistant	Indefinite	Assistant Vice President, Compliance and
(age 44)	Treasurer	term; since	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street		September	(June 2005 to present).
Milwaukee, WI 53202		2013.

Albert Sosa	Assistant	Indefinite	Assistant Vice President, Compliance and
(age 45)	Treasurer	term; since	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street		September	(June 2004 to present).
Milwaukee, WI 53202		2013.

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bancorp Fund Services,
(age 58)	President,	term; since	LLC (February 2008 to present).
615 E. Michigan Street	Chief	September
Milwaukee, WI 53202	Compliance	2009.
Officer and
AML Officer

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite	Senior Vice President and Counsel, U.S. Bancorp
(age 50)		term; since	Fund Services, LLC (May 2006 to present).
615 E. Michigan Street		September
Milwaukee, WI 53202		2015.

39

Logan Capital Large Cap Growth Fund

MANAGEMENT (Continued)
(Unaudited)

Officers

Term of
	Position	Office and
Name, Address	Held with	Length of
and Age	the Trust	Time Served	Principal Occupation During Past Five Years

Emily R. Enslow, Esq.	Assistant	Indefinite	Assistant Vice President, U.S. Bancorp Fund
(age 29)	Secretary	term; since	Services, LLC (July 2013 – present); Proxy Voting
615 E. Michigan Street		September	Coordinator and Class Action Administrator,
Milwaukee, WI 53202		2015.	Artisan Partners Limited Partnership (September
2012 – July 2013); Legal Internship, Artisan Partners
Limited Partnership (February 2012 – September
2012); J.D. Graduate, Marquette University Law
School (2009-2012).

*
Under the Trust’s Agreement and Declaration of Trust, a Trustee serves during the continued lifetime of the Trust until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the election and qualification of his/her successor.  In addition, the Trustees have designated a mandatory retirement age of 75, such that each Trustee first elected or appointed to the Board after December 1, 2015, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).

(2)
As of April 30, 2016, the Trust was comprised of 50 active portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-855-215-1200.
40

Logan Capital Large Cap Growth Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Logan Capital Large Cap Growth Fund
Logan Capital Long/Short Fund
Logan Capital International Fund
Logan Capital Small Cap Growth Fund
Logan Capital Large Cap Core Fund

At a meeting held on December 2-3, 2015 the Board (which is comprised of five persons, four of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and Logan Capital Management, Inc. (the “Advisor”) for another annual term for the Logan Capital Large Cap Growth Fund and Logan Capital Long/Short Fund.  In addition, the Board considered and approved the continuance for another annual term of the Advisory Agreement for the Logan Capital International Fund,  Logan Capital Small Cap Growth Fund and Logan Capital Large Cap Core Fund, each of which had not commenced operations at the time of this meeting (collectively, the “Funds”).  In addition, the Board considered and approved the continuance for another annual term of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) for the Logan Capital Long/Short Fund with Waterloo International Advisers, LLC (the “Sub-Advisor”).  At this meeting, and at a prior meeting held on October 14-15, 2015, the Board received and reviewed substantial information regarding the Funds, the Advisor, the Sub-Advisor, and the services provided by the Advisor and Sub-Advisor to the Funds under the Advisory Agreement and Sub-Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement and Sub-Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR AND SUB-ADVISOR UNDER THE ADVISORY AND SUB-ADVISORY AGREEMENT.  The Board considered the nature, extent, and quality of the Advisor’s overall services provided to the Funds as well as its responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer, the Advisor’s compliance record, and the Advisor’s disaster recovery/business continuity plan.  The Board also considered its knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss Fund performance and investment outlook as well as various marketing and compliance topics, including the Advisor’s risk management

41

Logan Capital Large Cap Growth Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

process.  The Board took into account that the Advisor directly managed the long portion of the portfolio of the Logan Capital Long/Short Fund (“Long/Short Fund”) and also took into account the oversight responsibilities of the Advisor over the Sub-Advisor with respect to the Long/Short Fund both in terms of investments, Sub-Advisor monitoring and evaluation as well as compliance monitoring.  The Board also considered the specific role of the Sub-Advisor in directly managing the short selling activities of the Long/Short Fund.  The Board concluded that the Advisor and Sub-Advisor had the quality and depth of personnel, resources, investment methods, and compliance policies and procedures essential to performing its duties under the Advisory Agreement and Sub-Advisory Agreement, respectively, and that the nature, overall quality and extent of such management services are satisfactory.

2.
THE FUNDS’ HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR.  In assessing the quality of the portfolio management delivered by the Advisor and Sub-Advisor, the Board reviewed the short-term and long-term performance of the Funds (as applicable) as of June 30, 2015 on both an absolute basis and in comparison to appropriate securities benchmarks and their peer funds utilizing Lipper and Morningstar classifications.  The Board considered that the Logan Capital International Fund, the Logan Capital Small Cap Growth Fund, and the Logan Capital Large Cap Core Fund had each not yet commenced operations.  When reviewing performance of the Logan Capital Large Cap Growth Fund (“Large Cap Growth Fund”) and the Long/Short Fund, the Board noted that the Funds were relatively new, with just over three years of performance information for the Large Cap Growth Fund and less than three years of performance information for the Long/Short Fund. When reviewing performance against the comparative peer group universe, the Board took into account that the investment objectives and strategies of the Funds, as well as each Fund’s level of risk tolerance, may differ significantly from funds in the peer group universe.

Logan Capital Large Cap Growth Fund: The Board noted that the Large Cap Growth Fund’s performance, with regard to its Lipper comparative universe, was above its peer group median for the one-year period and only slightly below its peer group median for the three-year period.

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was above its peer group median for the one-year and three-year periods.

The Board also considered any differences in performance between similarly managed accounts and the performance of the Fund and reviewed the performance of the Fund against a broad-based securities market benchmark.

Logan Capital Long/Short Fund: The Board noted that the Long/Short Fund’s performance, with regard to its Lipper comparative universe, was above its peer group median for the one-year and since inception periods.

42

Logan Capital Large Cap Growth Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was above its peer group median for the one-year and since inception periods.

The Board also considered any differences in performance between similarly managed accounts and the performance of the Fund and reviewed the performance of the Fund against broad-based securities market benchmarks.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR’S FEE UNDER THE ADVISORY AGREEMENT.  In considering the appropriateness of the advisory fee, the Board considered the level of the fee itself as well as the total fees and expenses of each Fund.  The Board reviewed information as to the fees and expenses of advisers and funds within the relevant peer funds and similarly managed separate accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed separate accounts, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.  The Board also took into consideration the services the Advisor provided to its similarly managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.  The Board found that the management fees charged to the Fund were in-line with the fees charged to the Advisor’s separately managed account clients.

Logan Capital Large Cap Growth Fund: The Board noted that the Advisor has contractually agreed to maintain an annual expense ratio for the Large Cap Growth Fund of 1.50% for the Investor Class and 1.25% for the Institutional Class (the “Expense Caps”).  The Board noted that the Fund’s total expense ratio for both the Institutional Class and Investor Class was above the peer group median and average.  Additionally, the Board noted that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the total expense ratio for the Institutional Class was below the peer group median and average, while the total expense ratio for the Investor Class was above the peer group median and average.  The Board also noted that the contractual advisory fee was below the peer group median and average.  Additionally, when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the advisory fee was below the peer group median and average.  The Board also considered that after advisory fee waivers and Fund expenses necessary to maintain the Expense Cap, the Advisor received even lower advisory fees from the Fund during the most recent fiscal period.  As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

43

Logan Capital Large Cap Growth Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

Logan Capital Long/Short Fund: The Board noted that the Advisor has contractually agreed to maintain an annual expense ratio for the Long/Short Fund of 2.50% for the Investor Class and 2.25% for the Institutional Class (the “Expense Caps”). The Board noted that the Fund’s total expense ratio for both the Investor Class and Institutional Class was substantially above the peer group median and average.  The Board also noted that the contractual advisory fee was above the peer group median and average.  The Board also considered that after advisory fee waivers and the payment of the sub-advisory fee, and Fund expenses necessary to maintain the Expense Cap, the Advisory fee was below the peer group median during the most recent fiscal period.  In reviewing the sub-advisory fee, the Board was mindful that the sub-advisory fee was paid by the Advisor out of its advisory fee and not directly by the Fund and that the fee rate was the result of arms-length negotiations between the Advisor and the Sub-Advisor.  As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

Logan Capital International Fund: The Board noted that the Advisor has contractually agreed to maintain an annual expense ratio for the Logan Capital International Fund of 1.50% for the Investor Class and 1.25% for the Institutional Class (the “Expense Caps”). The Board noted that the Fund’s estimated total expense ratio for both the Institutional Class and Investor Class were above the peer group median and average.  The Board also noted that the contractual advisory fee was marginally below the peer group median and marginally above the peer group average.  The Board found that the management fees expected to be charged to the Fund were within the range of the fees charged to the Advisor’s separately managed account clients.  As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

Logan Capital Small Cap Growth Fund: The Board noted that the Advisor has contractually agreed to maintain an annual expense ratio for the Logan Capital Small Cap Growth Fund of 1.50% for the Investor Class and 1.25% for the Institutional Class (the “Expense Caps”).  The Board noted that the Fund’s estimated total expense ratio for the Institutional Class was below the peer group median and average and that the total expense ratio for the Investor Class was above the peer group median and average.  The Board also noted that the contractual advisory fee was slightly below the peer group median and average.  The Board found that the management fees expected to be charged to the Fund were within the range of the fees charged to the Advisor’s separately managed account clients.  As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

Logan Capital Large Cap Core Fund: The Board noted that the Advisor has contractually agreed to maintain an annual expense ratio for the Logan Capital Large Cap Core Fund of 1.50% for the Investor Class and 1.25% for the

44

Logan Capital Large Cap Growth Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

Institutional Class (the “Expense Caps”).  The Board noted that the Fund’s estimated total expense ratio for both the Institutional Class and Investor Class were above the peer group median and average.  The Board also noted that the contractual advisory fee was above the broad peer group median and the peer group average but below the peer group median and average at smaller asset levels.  The Board also took into consideration the services the Advisor provided to its similarly managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.  The Board found that the management fees expected to be charged to the Fund were within the range of the fees charged to the Advisor’s separately managed account clients.  As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

4.
ECONOMIES OF SCALE.  The Board also considered whether economies of scale were being realized by the Advisor that should be shared with shareholders.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Funds do not exceed the specified Expense Caps.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Advisor and concluded that it would continue to monitor economies in the future as circumstances changed and assuming asset levels continued to increase.

5.
THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUNDS.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Funds.  The Board considered the profitability to the Advisor from its relationship with the Funds and considered any additional benefits derived by the Advisor from its relationship with the Funds, including benefits received in the form of Rule 12b-1 fees and shareholder servicing plan fees received from the Funds and “soft dollar” benefits that may be received by the Advisor in exchange for Fund brokerage.  The Board also reviewed information regarding fee offsets for separate accounts and sponsored programs invested in the Funds and determined that the Advisor was not receiving an advisory fee both at the separate account and at the Fund level for any such accounts or fees from both the sponsored programs and Funds with respect to any such programs, and as a result was not receiving additional fall-out benefits from any such relationships.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement and Sub-Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Logan Capital Large Cap Growth Fund, Logan Capital Long/Short Fund, Logan Capital International Fund, Logan Capital Small Cap Growth
45

Logan Capital Large Cap Growth Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

Fund and Logan Capital Large Cap Core Fund and the Sub-Advisory Agreement for the Logan Capital Long/Short Fund, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory and sub-advisory arrangements with the Advisor, including the advisory and sub-advisory fees, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement for the Funds and the Sub-Advisory Agreement for the Logan Capital Long/Short Fund would be in the best interest of each Fund and its shareholders.

46

Logan Capital Large Cap Growth Fund

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.
47

Investment Advisor
Logan Capital Management, Inc.
Six Coulter Avenue, Suite 2000
Ardmore, PA  19003

Distributor
Quasar Distributors, LLC
615 East Michigan Street, 4th Floor
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(855) 215-1200

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI  53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, NY  10103

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

LOGAN CAPITAL FUNDS

Logan Capital Long/Short Fund

Annual Report
April 30, 2016

Logan Capital Long/Short Fund

Table of Contents

Letter to Shareholders	3
Investment Highlights	10
Sector Allocation of Portfolio Assets	12
Schedule of Investments	13
Schedule of Securities Sold Short	16
Statement of Assets and Liabilities	18
Statement of Operations	20
Statements of Changes in Net Assets	22
Statement of Cash Flows	24
Financial Highlights	25
Notes to the Financial Statements	27
Report of Independent Registered Public Accounting Firm	39
Expense Example	40
Notice to Shareholders	42
Management	43
Approval of Investment Advisory and Sub-Advisory Agreements	47
Privacy Notice	53

Logan Capital Long/Short Fund

Dear Shareholders,

We are pleased to provide you with the Logan Capital Long/Short Fund (the “Fund”) Annual Letter for the fiscal year ending April 30, 2016.

Performance comments

For the fiscal year ending April 30, 2016, the Fund returned +1.27 compared to the benchmark, the S&P 500® Index (the “S&P 500”) which returned +1.21%.  LGNMX received a 5-Star overall Morningstar rating among 159 long/Short Equity Funds for the period ended April 30, 2016, based on risk-adjusted returns.

On the long side, the best sectors for the fiscal year for the Fund were Consumer Discretionary, Information Technology, and Consumer Staples.  All three of these sectors were overweighted versus the S&P 500. The sectors that detracted during the fiscal year were Health Care, Industrials and Financials. Only the Industrial sector was overweighted during the year.

Over the past year, earnings for the S&P 500 have declined 12%.  Earnings have now declined five quarters in a row. Sales growth peaked in 3Q2014.  In the past fiscal year, sales are down 2%. In our view, this largely explains the relatively flat performance in the S&P 500.

The Fund’s two largest short sector exposures for the fiscal year were in the Consumer Discretionary and Industrial sectors. Our short methodology is most effective in the Consumer Discretionary sector because inventories and accounts receivables, which are key metrics we follow, matter the most in this sector and there are more individual companies in this sector from which to choose.

On the short side, the best performance in the past fiscal year came from the Consumer Discretionary and Information Technology sectors. While we typically underweight Information Technology due to the sector’s inherent volatility, our emphasis on revenue deceleration, deteriorating balance sheets, and poor earnings quality does uncover quality short ideas in this sector. This past year, we were able to successfully find profitable technology shorts while managing the inevitable volatility that accompanies short activity in this sector. Keys to success included careful stock selection, patiently waiting for favorable entry points, and a commitment to staying disciplined, particularly as it relates to managing losses. These factors are always important in shorting, but with fast-moving technology stocks, one has to be extra vigilant to have any chance of sustained success.

Our ETF hedging activities are based on our proprietary market breadth model.  In simple terms, we believe market breadth (advance/decline) is often indicative of the market’s health. Our proprietary breadth model, which is run daily, identifies and then quantifies the magnitude of this deterioration or improvement. When market breadth deteriorates, we believe short selling may have greater odds of success. Conversely, when market breadth improves, we believe short selling may have lower odds of success. Our model attempts to identify meaningful changes in market breadth and based on certain triggers, we may sell short long index ETFs to effectively increase short exposure or we may buy long index ETFs to effectively decrease short exposure. Our primary goal is to

Logan Capital Long/Short Fund

use ETF hedging to reduce volatility while our secondary goal is for these activities to be net additive to the Fund’s total return. In the past fiscal year, these hedging activities succeeded in reducing volatility but negatively impacted performance.

Quarter-by-Quarter review of the market and economic highlights of the past fiscal year:

Fiscal Year 1st Quarter – Recap – end date July 31, 2015

For the three months ended July 31, 2015, LGNMX returned -0.32%. In comparison, the S&P 500 increased 1.44%.

By month, LGNMX returned +1.63% in May 2015, -2.81% in June 2015 and +0.91% in July 2015. This compared to the S&P 500 returns of +1.28% in May, -2.01% in June and + 2.21 % in July.  For the quarter, we estimate that the long portfolio contributed 30 basis points of the net performance and the shorts contributed negative 62 basis points.  The biggest component of the short loss was ETF short hedges.

The two largest contributors to performance were Green Mountain Coffee (“Green Mountain”) and Arctic Cat, Inc. (“Artic Cat”). Green Mountain offered sales guidance below Street expectations, cut jobs, and fumbled a rollout of a new coffee machine. In addition, investors seemed to increasingly question the viability of the company’s hyped “Kold” beverage maker. Our fund has been short Arctic Cat on several different occasions. The primary red flag has been a combination of disappointing sales and bloated inventory levels. The company has lost significant market share in all-terrain vehicles to competitor Polaris Industries. Arctic Cat has a past five year growth rate (according to Yahoo Finance) of 1.3% annually. In the company’s 4th quarter, Arctic Cat missed analyst expectations and guided future earnings lower. We covered the short position, but have since re-shorted Arctic Cat and it is currently a short holding in the portfolio.

The two largest losers were Bio-Reference Laboratories, Inc. (“Bio-Reference”) and Dorman Products, Inc. (“Dorman Products”). Prior to our initiating a short position, Bio-Reference had missed earnings estimates significantly with the balance sheet showing an unhealthy inventory build. Unfortunately, OPKO Health, Inc. (“OPKO”) made a surprise takeover announcement and we incurred a meaningful loss. Ironically OPKO has been on our short screen watch list several times in the past. Dorman Products had missed Street expectations for three consecutive quarters so given its elevated valuation, we were comfortable adding Dorman as a short position. Unfortunately, Dorman bulls were nonplussed by these misses and the stock rose despite what we believed to be subpar operating performance.

Fiscal Year 2nd Quarter – Recap – end date October 31, 2015

For the three months ending October 31, 2015, LGNMX increased 2.34%. In comparison, the S&P 500 returned -0.62%.

By month LGNMX returned -3.04% in August 2015, -0.51% in September 2015, and +6.12% in October 2015. The comparable returns for the S&P 500 were -6.03%, -2.47% and + 8.44%. Outperforming in the two down months provided the cushion needed to outperform the S&P 500 for the quarter.

Logan Capital Long/Short Fund

Our exposure level began the quarter at 75% net long and decreased monthly to a quarter-end low of 52% net long. Our somewhat cautious stance was based on deteriorating market breadth as evidenced by the fact that 62% of all stocks traded below their 200 day moving averages during the quarter.

Our two largest losers for the quarter were athenahealth, Inc. (“athenahealth”) and the Boston Beer Company (“Boston Beer”). Although athenahealth trades for 422 times trailing 12 months earnings (10 times its expected growth rate), pays no dividend, and reports a persistent GAAP earnings loss, the company’s fervent bulls seem to focus solely on booking and contract announcements, not profitability levels. Athenahealth’s entire value advantage compared to competitors Cerner and Epic was that they were on the cloud. That advantage has slowly eroded as Cerner, Epic, and several startups playing in individual verticals within the healthcare space all now have a cloud offering. The small practice market, athenahealth’s sweet spot, is completely saturated and to date the company has made little headway in the acute care market. The stock is volatile and the volatility worked against the Fund during the quarter, but as growth continues to slow, the company’s supporters may become less enamored with the company’s huge valuation and cloudy outlook. Boston Beer is a company losing shelf space to regional craft breweries which has started to show up in declining earnings and sluggish sales. However, excitement about Anheuser-Busch InBev attempting to acquire SAB Miller created an atmosphere oblivious to earnings and market share so we covered during the quarter at a loss.

Our two largest positive contributors to performance were Hibbett Sports (“Hibbett”) and Conn’s (“Conn’s”). Hibbett grew -1% in an industry growing 9.8%. Wall Street analysts have regularly lowered their estimates of sales and earnings. The company has persistently high levels of slow-moving inventory and the company has under-invested in point-of-sale and internet commerce technology.  We remain short Hibbett. Conn’s is a retailer of home appliances, primarily to less credit worthy customers. An alarming rise in receivables and a deterioration in the quality of its customer loans lead us to question the sustainability of the company’s growth plan. The company reported disappointing sales and earnings and following a 17% decline in price, we covered the position with a healthy gain. Unfortunately, we should have shown even greater patience in holding our short position as the deterioration accelerated in subsequent quarters and the stock price declined even more significantly.

Fiscal Year 3rd Quarter – Recap – end date January 31, 2016

For the three months ending January 31, 2016, LGNMX and LGNLX returned -3.85% and -3.77%, respectively. In comparison, the S&P 500 returned -6.18%.

By month LGNMX returned -0.40% in November 2015, -0.28% in December 2015 and -3.20% in January 2016. By month LGNLX returned -0.40% in November 2015, -0.19% in December 2015 and -3.19% in January 2016.  The comparable returns for the S&P 500 were +0.30%, -1.58% and -4.96%.

Our exposure level remained in the 52% to 49% net long range until the end of January 2016 when we raised exposure to 72% net long as our breadth model indicated that the S&P 500 was as oversold as in September, 2015 and August, 2011.

Logan Capital Long/Short Fund

Our two largest losers for the quarter were PetMed Express, Inc. (“PetMed”) and Resmed. PetMed grows at 1/3 the rate of the pet food industry. New customer numbers are dropping yet the company still commands a price/earnings multiple of 18X in a competitive commoditized industry. Resmed sells sleep disorder medical devices. Our concerns included 1) Resmed’s ability to grow over tough comps; 2) competition and associated pricing pressure; and 3) reimbursement changes and their potential impact on customers and pricing. The stock price rose following a better than expected quarter. Even though gross margins were disappointing due to declines in average selling prices, the company did report sales $10.0 m above expectations. This caused the stock price to lift. We are no longer short Resmed.

Our two largest contributors to performance were Flowserve Corp. (“Flowserve”) and athenahealth. Flowserve sells industrial pumps and seals. Flowserve’s stock price weakness was attributable in part to significant deterioration in the oil and gas sector due to lower oil prices. This is an important sector for Flowserve and as a result, the company’s bookings have been declining rapidly while the inventory on the balance sheet has been rising. We believe the rapid stock price declines that occurred in early 2016 made Flowserve a less compelling short idea and we covered the position with a nice profit. Ironically, athenahealth which was a big loser last quarter turned into one of our biggest winners this quarter. The company generates consistently negative free cash flow and both sales and bookings growth are slowing. We believe some recent customer losses may be indicative of a decline in customer satisfaction rates. Should this pattern continue, it will be difficult for athenahealth to maintain its current valuation. We remain short athenahealth.

Fiscal Year 4th Quarter – Recap – end date April 30, 2016

Closing comments

For the three months ending April 30, 2016, LGNMX and LGNLX returned +3.30% and 3.38%, respectively. In comparison, the S&P 500 returned +7.05%.

By month, LGNMX returned -0.93% in February 2016, +3.76% in March 2016, and +0.49% in April 2016. By month, LGNLX returned -0.93% in February 2016, +3.84 in March 2016, and +0.49% in April 2016. The comparable returns for the S&P 500 were -0.96%, + 6.78%, and +0.39%. As can be seen, we clearly underperformed in March 2016 as our short positions weighed down performance once the market launched a vigorous rally off the February lows.

Our two largest losers for the quarter were Whirlpool Corporation (“Whirlpool”) and Nu Skin Enterprises, Inc. (“Nu Skin”). Whirlpool makes home appliances. Despite a strong housing cycle, the company has reported sales gains of only 5% in each of the last two years and sales are projected by analysts to slow to 0% this year. Yet, continued belief in the strength of the housing cycle caused the stock to advance 42% in two months. We had covered some of the short position profitably near the market lows, but we re-shorted once the stock started to rally. We misjudged the bullish appetite for Whirlpool stock and as the stock continued its ascent, we reluctantly covered at a loss despite not really agreeing with

Logan Capital Long/Short Fund

the bullish view. Nu Skin sells skin care products both directly and through retail stores.  Multi-level marketer Nu Skin has been witnessing a decline in Greater China over the past few quarters. This is a concern as the company gets more than a third of its total revenue from the region, which includes Taiwan and Hong Kong. Unfavorable currency, bloated inventory, and regulatory concerns in mainland China are additional red flags we had uncovered. We were short the stock prior to the fourth quarter earnings release in February and following a significant earnings and sales miss, the stock declined as much as 25% intraday following the release. Unfortunately, we did not cover the short and the stock price proceeded to grind higher over the following 3 months. When the March quarter exceeded previously lowered expectations, the stock price rally resumed and we covered at a loss.

Our two largest contributors to performance were Gap, Inc. (“Gap”) and OSI Systems, Inc. (“OSI”). For several quarters, Gap had been reporting decelerating sales and rising inventory. Comparable same stores revenue growth was also consistently trailing analysts’ estimates, yet many Wall Street analysts remained bullish due to the company’s ability to hit earnings targets.

However our view was that making earnings numbers through perpetual cost cutting and stock buybacks was unsustainable. We also felt that the rising inventory was a potential source of future gross margin disappointment. We further noted that other similar mall-based retailers were also struggling.

We shorted Gap in the high $20s and covered in the low $20s after investors finally reacted to an announced shortfall in sales and earnings The company later released additional bad news and the stock price declined further, but once we felt that the negatives had become well known, we were less comfortable being short the stock in the low 20s.

OSI is a technology company trying to sell to three different markets. The company has reported sluggish to declining sales but has somehow been able to beat Wall Street estimates in prior quarters. In the most recent quarter, however, the company reported 50% earnings miss and as a result, the stock dropped 17% and we covered the position.

Summary

On average, the Fund had a 37% gross short weighting for the fiscal year. Thus, the Fund was able to outperform the S&P 500 with only a net 63% net long exposure. This year 2016 marks the seventh year of the bull market and second longest in recent history. Part of the reason for the durability is the fact that we are recovering from the second most serious “Great Recession” since the Great Depression of 1929-1932. How it will end is always a point of debate. Mark Twain allegedly said, “History does not repeat itself, but it does rhyme.” The market has not made a new high in over 12 months. Of the 11 times this has occurred in this century, 8 have preceded recessions,but there appears to be no excesses similar to past recessions. The earnings and sales plateau could be the pause that refreshes or a prelude to further declines. Therefore we feel that being long good companies with growing earnings and sustainable dividends combined with being short companies with deteriorating balance sheets and poor quality earnings represents a reasonable approach to investing.

Logan Capital Long/Short Fund

Disclosures

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please see the Schedule of Investments in this report for a complete list of fund holdings.

Mutual Fund investing involves risk. Principal loss is possible. The Fund may invest in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for emerging markets. The Funds may make short sales of securities, which involves the risk that losses may exceed the original amount invested in the securities. The Funds may purchase and sell options on securities which may be subject to greater fluctuations in value than an investment in the underlying securities. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The Funds may purchase securities of companies that are offered pursuant to an IPO which may fluctuate considerably, may be subject to liquidity risk and could have a magnified impact on Fund performance.  By investing in other mutual funds and ETFs, the Funds will bear any share of any fees and expenses charged by the underlying funds, in addition to indirectly bearing the principal risks of those funds including brokerage costs.

The opinions expressed above are those of the author, are subject to change and are not guaranteed and should not be considered investment advice.

It is not possible to invest directly in an index.

Earnings growth is not a measure of the Fund’s future performance.

DEFINITIONS:

S&P 500 Index: A market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market.

Basis points:  A basis point is a unit of measure used in finance to describe the percentage change in the value or rate of a financial instrument.  One basis point is equivalent to 0.01% (1/100th of a percent) or 0.0001 in decimal form.

Return on Equity (ROE):  It is the amount of net income returned as a percentage of shareholders equity.  Return on equity measures a corporation’s profitability by revealing how much profit a company generates with the money shareholders have invested.

Price/Earnings Ratio:  The price-earnings ratio (P/E Ratio) is the ratio for valuing a company that measures its current share price relative to its per-share earnings.

Free Cash Flow:  It is a measure of financial performance calculated as operating cash flow minus capital expenditures.  It represents the cash that a company is able to generate after laying out the money required to maintain or expand its asset base.

Logan Capital Long/Short Fund

© 2016 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance is no guarantee of future results.

For each fund with at least a three–year history, Morningstar calculates a Morningstar RatingTM (based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance, including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in distribution percentage. The Logan Capital Long/Short Fund received 5 stars for the three-year period ended 4/30/16 among 159 Long/Short Equity Funds. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. Ratings for other share classes may vary.

Logan Capital Long/Short Fund

Comparison of the change in value of a $10,000 investment in the
Logan Capital Long/Short Fund – Investor Class and
S&P 500 Total Return

		Since Inception
Total Return Periods ended April 30, 2016:	1 Year	(9/28/12)

Logan Capital Long/Short Fund (No Load)	1.27%	6.41%
S&P 500 Total Return	1.21%	12.93%
Total Annual Fund Operating Expenses: 1.99%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-855-215-1200.

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on September 28, 2012, the Fund’s inception date.  Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.

The S&P 500 is an unmanaged index of common stocks comprised of major companies and assumes reinvestment of dividends.

Logan Capital Long/Short Fund

Comparison of the change in value of a $100,000 investment in the
Logan Capital Long/Short Fund – Institutional Class and
S&P 500 Total Return

Since Inception
Total Return Periods ended April 30, 2016:	(8/28/15)

Logan Capital Long/Short Fund (No Load)	4.16%
S&P 500 Total Return	5.33%
Total Annual Fund Operating Expenses: 1.74%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-855-215-1200.

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund on August 28, 2015, the Fund’s inception date.  Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.

The S&P 500 is an unmanaged index of common stocks comprised of major companies and assumes reinvestment of dividends.

Logan Capital Long/Short Fund

SECTOR ALLOCATION OF PORTFOLIO ASSETS
at April 30, 2016 (Unaudited)

Percentages represent market value as a percentage of net assets.

Logan Capital Long/Short Fund

SCHEDULE OF INVESTMENTS
at April 30, 2016

COMMON STOCKS – 101.5%	Shares	Value

Consumer Discretionary – 16.6%
Ford Motor Co. (d)	36,265	$491,754
Home Depot, Inc. (d)	2,051	274,608
Nike, Inc. (d)	5,022	295,997
O’Reilly Automotive, Inc. (a)(d)	793	208,305
Starbucks Corp. (d)	3,629	204,059
Tractor Supply Co. (d)	2,595	245,643
Ulta Salon, Cosmetics & Fragrance, Inc. (a)(d)	1,144	238,272
Williams-Sonoma, Inc.	2,321	136,428
		2,095,066

Consumer Staples – 11.5%
Constellation Brands, Inc. (d)	1,154	180,093
Philip Morris International, Inc. (d)	5,778	566,938
The Procter & Gamble Co. (d)	6,418	514,210
WhiteWave Foods Co. (a)(d)	4,813	193,531
		1,454,772

Energy – 9.2%
Chevron Corp. (d)	5,692	581,608
Royal Dutch Shell PLC – ADR (c)(d)	10,945	583,916
		1,165,524

Financials – 4.6%
CBRE Group, Inc. (a)(d)	8,099	239,973
S&P Global, Inc. (d)	1,310	139,974
SEI Investments Co. (d)	4,218	202,801
		582,748

Health Care – 12.5%
AbbVie, Inc. (d)	5,701	347,761
Allergan PLC (a)(c)(d)	802	173,681
Gilead Sciences, Inc. (d)	1,975	174,215
Merck & Co., Inc. (d)	6,340	347,686
Pfizer, Inc. (d)	10,369	339,170
Zoetis, Inc. (d)	4,148	195,080
		1,577,593

The accompanying notes are an integral part of these financial statements.

Logan Capital Long/Short Fund

SCHEDULE OF INVESTMENTS (Continued)
at April 30, 2016

COMMON STOCKS – 101.5% (Continued)	Shares	Value

Industrials – 10.4%
Acuity Brands, Inc. (d)	817	$199,258
CSX Corp. (d)	5,295	144,395
Cummins, Inc. (d)	1,314	153,778
Middleby Corp. (a)(d)	2,699	295,918
United Continental Holdings, Inc. (a)(d)	2,600	119,106
Verisk Analytics, Inc. (a)(d)	2,652	205,742
Wabtec Corp. (d)	2,294	190,241
		1,308,438

Information Technology – 24.0%
Alliance Data Systems Corp. (a)(d)	658	133,778
Alphabet, Inc. – Class A (a)(d)	135	95,564
Alphabet, Inc. – Class C (a)(d)	139	96,328
Apple, Inc. (d)	2,855	267,628
Broadcom Ltd. (c)(d)	1,488	216,876
Cognizant Technology Solutions – Class A (a)(d)	3,493	203,886
Facebook, Inc. (a)(d)	2,823	331,928
Fiserv, Inc. (a)(d)	2,433	237,753
Global Payments, Inc. (d)	2,087	150,640
International Business Machines Co. (d)	3,657	533,703
Littelfuse, Inc.	1,271	148,046
MasterCard, Inc. (d)	2,770	268,662
NXP Semiconductors NV (a)(c)(d)	2,198	187,445
WebMD Health Corp. (a)(d)	2,625	164,693
		3,036,930

Materials – 8.1%
Ecolab, Inc. (d)	2,084	239,618
Sherwin-Williams Co. (d)	908	260,878
The Dow Chemical Co. (d)	9,861	518,787
		1,019,283

Telecommunication Services – 4.6%
AT&T, Inc. (d)	14,840	576,089
TOTAL COMMON STOCKS
(Cost $11,155,143)		12,816,443

The accompanying notes are an integral part of these financial statements.

Logan Capital Long/Short Fund

SCHEDULE OF INVESTMENTS (Continued)
at April 30, 2016

SHORT-TERM INVESTMENTS – 20.0%	Shares	Value

MONEY MARKET FUNDS – 20.0%
Fidelity Government Portfolio – Class I, 0.24% (b)	2,524,753	$2,524,753

TOTAL SHORT-TERM INVESTMENTS
(Cost $2,524,753)		2,524,753

TOTAL INVESTMENTS
(Cost $13,679,896) – 121.5%		15,341,196
Liabilities in Excess of Other Assets – (21.5)%		(2,709,883)
TOTAL NET ASSETS – 100.00%		$12,631,313

Percentages are stated as a percent of net assets.

ADR – American Depositary Receipt
(a)	Non-income producing security.
(b)	The rate shown represents the fund’s 7-day yield as of April 30, 2016.
(c)	U.S. traded security of a foreign issuer or corporation.
(d)	All or a portion of the security has been segregated for open short positions.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by US Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Logan Capital Long/Short Fund

SCHEDULE OF SECURITIES SOLD SHORT
at April 30, 2016

COMMON STOCKS – 32.4%	Shares	Value

Consumer Discretionary – 20.7%
Arctic Cat, Inc.	8,100	$134,703
Best Buy, Inc.	8,552	274,348
CarMax, Inc.	6,300	333,585
Dick’s Sporting Goods, Inc.	4,400	203,896
Hanesbrands, Inc.	8,000	232,240
Harley-Davidson, Inc.	5,600	267,848
Hibbett Sports, Inc.	6,900	249,090
Nordstrom, Inc.	4,000	204,520
PetMed Express, Inc.	15,510	283,833
Select Comfort Corp.	12,000	296,160
Wayfair, Inc.	3,500	132,125
		2,612,348

Consumer Staples – 3.1%
Herbalife Ltd. (a)	3,500	202,825
Mead Johnson Nutrition Co.	2,160	188,244
		391,069

Health Care – 3.9%
Abaxis, Inc.	2,084	94,447
Athenahealth, Inc.	3,000	399,900
		494,347

Industrials – 4.7%
Fastenal Co.	6,500	304,135
Snap-On, Inc.	700	111,496
Trex Co., Inc.	3,717	176,372
		592,003
TOTAL COMMON STOCKS
(Proceeds $3,879,804)		4,089,767

The accompanying notes are an integral part of these financial statements.

Logan Capital Long/Short Fund

SCHEDULE OF SECURITIES SOLD SHORT (Continued)
at April 30, 2016

EXCHANGE-TRADED FUNDS – 15.5%	Shares	Value
SPDR S&P 500 ETF Trust	9,500	$1,959,850
TOTAL EXCHANGE-TRADED FUNDS
(Proceeds $1,952,830)		1,959,850
TOTAL SECURITIES SOLD SHORT
(Proceeds $5,832,634) – 47.9%		$6,049,617

Percentages are stated as a percent of net assets.

(a)	U.S. traded security of a foreign issuer or corporation.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by US Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Logan Capital Long/Short Fund

STATEMENT OF ASSETS AND LIABILITIES
at April 30, 2016

Assets:
Investments, at value (cost of $13,679,896)	$15,341,196
Deposits at brokers	1,909,165
Receivables:
Securities sold	2,251,864
Dividends and interest	22,555
Advisor	6,414
Prepaid expenses	15,331
Total assets	19,546,525
Liabilities:
Securities sold short (proceeds $5,832,634)	6,049,617
Payables:
Securities purchased	763,722
Dividends on short positions	1,950
Broker interest payable on short positions	8,841
Administration fee	23,921
Distribution fees	26,151
Service fees	2,062
Compliance expense	3,113
Custody fees	926
Transfer agent fees and expenses	7,611
Accrued expenses and other payables	27,298
Total liabilities	6,915,212
Net assets	$12,631,313

The accompanying notes are an integral part of these financial statements.

Logan Capital Long/Short Fund

STATEMENT OF ASSETS AND LIABILITIES
at April 30, 2016

Net assets consist of:
Paid in capital	$11,421,834
Accumulated net investment loss	(11,374)
Accumulated net realized loss on investments	(223,464)
Net unrealized appreciation (depreciation) on:
Investments	1,661,300
Securities sold short	(216,983)
Net assets	$12,631,313

Investor Class:
Net assets applicable to outstanding Investor Class shares	$12,512,041
Shares issued (Unlimited number of beneficial
interest authorized, $0.01 par value)	1,025,770
Net asset value and redemption price per share	$12.20

Institutional Class:
Net assets applicable to outstanding Institutional Class shares	$119,272
Shares issued (Unlimited number of beneficial
interest authorized, $0.01 par value)	9,757
Net asset value, offering price and redemption price per share	$12.22

The accompanying notes are an integral part of these financial statements.

Logan Capital Long/Short Fund

STATEMENT OF OPERATIONS
For the Year Ended April 30, 2016

Investment income:
Dividends (net of foreign taxes withheld of $0)	$272,169
Interest	1,681
Total investment income	273,850

Expenses:
Investment advisory fees (Note 5)	169,250
Administration fees (Note 5)	84,795
Distribution fees (Note 6)
Distribution fees – Investor Class	30,029
Distribution fees – Institutional Class	—
Service fees (Note 7)
Service fees – Investor Class	12,011
Service fees – Institutional Class	79
Transfer agent fees and expenses	29,479
Federal and state registration fees	7,691
Audit fees	19,134
Compliance expense	12,508
Legal fees	5,667
Trustees’ fees and expenses	8,268
Custody fees	10,660
Other	14,628
Total expenses before dividend and interest expense on short positions	404,199
Dividends expense on short positions	54,742
Broker interest expense on short positions	64,801
Total expenses before reimbursement from advisor	523,742
Expense reimbursement from advisor (Note 5)	(146,062)
Net expenses	377,680
Net investment loss	(103,830)

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on transactions from:
Investments	(339,914)
Securities sold short	631,797
Net change in unrealized gain (loss) on:
Investments	62,809
Securities sold short	(246,748)
Net realized and unrealized gain (loss) on investments	107,944
Net increase in net assets resulting from operations	$4,114

The accompanying notes are an integral part of these financial statements.

Logan Capital Long/Short Fund

(This Page Intentionally Left Blank.)

Logan Capital Long/Short Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	April 30, 2016	April 30, 2015
Operations:
Net investment loss	$(103,830)	$(100,140)
Net realized gain on investments	291,883	146,592
Net change in unrealized appreciation
(depreciation) on investments	(183,939)	635,515
Net increase in net assets
resulting from operations	4,114	681,967

Distributions to Shareholders From:
Net realized gains
Investor class shares	(229,896)	(9,151)
Institutional class shares	(1,887)	—
Total distributions	(231,783)	(9,151)

Capital Share Transactions:
Proceeds from shares sold
Investor class shares	5,119,731	4,103,004
Institutional class shares	114,483	—
Proceeds from shares issued to holders
in reinvestment of dividends
Investor class shares	216,232	8,839
Institutional class shares	1,887	—
Cost of shares redeemed
Investor class shares	(2,994,447)	(643,951)
Institutional class shares	(15)	—
Net increase in net assets from
capital share transactions	2,457,871	3,467,892
Total increase in net assets	2,230,202	4,140,708

Net Assets:
Beginning of period	10,401,111	6,260,403
End of period	$12,631,313	$10,401,111
Accumulated net investment loss	$(11,374)	$(29,798)

The accompanying notes are an integral part of these financial statements.

Logan Capital Long/Short Fund

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Year Ended
	April 30, 2016	April 30, 2015
Changes in Shares Outstanding:
Shares sold
Investor class shares	413,148	345,761
Institutional class shares	9,604	—
Proceeds from shares issued to holders
in reinvestment of dividends
Investor class shares	17,637	760
Institutional class shares	154	—
Shares redeemed
Investor class shares	(254,563)	(53,720)
Institutional class shares	(1)	—
Net increase in shares outstanding	185,979	292,801

The accompanying notes are an integral part of these financial statements.

Logan Capital Long/Short Fund

STATEMENT OF CASH FLOWS
For the Year Ended April 30, 2016

Increase (decrease) in cash –

Cash flows from operating activities:
Net increase in net assets from operations	$4,114
Adjustments to reconcile net increase in net assets
from operations to net cash used in operating activities:
Purchases of investments	(12,557,217)
Proceeds for dispositions of investment securities	9,808,198
Purchase of short term investments, net	(1,083,789)
Increase in deposits at broker	(105,201)
Increase in dividends and interest receivable	(11,888)
Decrease in receivable for securities sold	69,058
Increase in due from Advisor	(6,414)
Increase in prepaid expenses and other assets	(7,350)
Increase in proceeds on securities sold short	865,380
Increase in payable for securities purchased	490,458
Increase in payable for dividends on short positions	1,950
Increase in payable for broker interest on short positions	8,667
Decrease in accrued management fees	(4,393)
Increase in accrued administration fees	6,724
Increase in distribution and service fees	20,443
Increase in compliance fees	8
Increase in custody fees	198
Increase in transfer agent expenses	2,787
Decrease in other accrued expenses	(3,726)
Unrealized appreciation on securities	(62,809)
Net realized loss on investments	339,914
Net cash used in operating activities	(2,224,888)

Cash flows from financing activities:
Proceeds from shares sold	5,237,214
Payment on shares redeemed	(2,998,662)
Distributions paid in cash	(13,664)
Net cash provided by financing activities	2,224,888
Net change in cash	—

Cash:
Beginning balance	—
Ending balance	$—

Supplemental information:
Cash paid for interest	$64,801

The accompanying notes are an integral part of these financial statements.

Logan Capital Long/Short Fund

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the period

Investor Class

				September 28,
				2012
	Year Ended	Year Ended	Year Ended	through
	April 30,	April 30,	April 30,	April 30,
	2016	2015	2014	2013*
Net Asset Value –
Beginning of Period	$12.24	$11.24	$10.05	$10.00
Income from
Investment Operations:
Net investment income (loss)	(0.09)	(0.10)	(0.12)	(0.04)
Net realized and unrealized
gain (loss) on investments	0.25	1.11	1.31	0.16
Total from investment operations	0.16	1.01	1.19	0.12

Less Distributions:
Dividends from
net investment income	—	—	—	(0.03)
Distributions from net realized gains	(0.20)	(0.01)	—	(0.04)
Total distributions	(0.20)	(0.01)	—	(0.07)
Redemption Fees	—	—	—	0.00	~
Net Asset Value – End of Period	$12.20	$12.24	$11.24	$10.05

Total Return	1.27%	9.01%	11.84%	1.20	%+

Ratios and Supplemental Data:
Net assets,
end of period (thousands)	$12,512	$10,401	$6,260	$5,272
Ratio of operating expenses
to average net assets:
Before reimbursements	4.33%	4.53%	6.13%	6.71	%^
After reimbursements	3.13%	3.33%	3.48%	3.29	%^
Ratio of interest expense and
dividends on short positions
to average net assets	0.99%	0.83%	0.98%	0.79	%^
Ratio of net investment income
(loss) to average net assets:
Before reimbursements	(2.06)%	(2.43)%	(4.08)%	(4.54	)%^
After reimbursements	(0.86)%	(1.23)%	(1.43)%	(1.12	)%^
Portfolio turnover rate	83%	68%	135%	108	%+

*	Commencement of operations for Investor Class shares was September 28, 2012.
+	Not Annualized.
^	Annualized.
~	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

Logan Capital Long/Short Fund

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the period

Institutional Class

	August 28, 2015
	through
	April 30, 2016*
Net Asset Value – Beginning of Period	$11.92
Income from Investment Operations:
Net investment income (loss)	(0.05)
Net realized and unrealized gain (loss) on investments	0.55
Total from investment operations	0.50

Less Distributions:
Dividends from net investment income	—
Distributions from net realized gains	(0.20)
Total distributions	(0.20)
Net Asset Value – End of Period	$12.22

Total Return	4.16	%+

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$119
Ratio of operating expenses to average net assets:
Before reimbursements	4.21	%^
After reimbursements	2.82	%^
Ratio of interest expense and dividends on
short positions to average net assets	1.11	%^
Ratio of net investment income (loss) to average net assets:
Before reimbursements	(1.98	)%^
After reimbursements	(0.59	)%^
Portfolio turnover rate	83	%+

*	Commencement of operations for Institutional Class shares was August 28, 2015.
+	Not Annualized.
^	Annualized.

The accompanying notes are an integral part of these financial statements.

Logan Capital Long/Short Fund

NOTES TO FINANCIAL STATEMENTS
April 30, 2016

NOTE 1 – ORGANIZATION

The Logan Capital Long/Short Fund (the “Long/Short” Fund), is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company.  The investment objective of the Long/Short Fund is to achieve long-term capital appreciation and manage risk by purchasing stocks believed by the Advisor to be undervalued and selling short stocks believed by the Advisor to be overvalued.  The Fund’s Investor Class shares commenced operations on September 28, 2012.  The Fund’s Institutional Class shares commenced operations on August 28, 2015. Each class of shares differs principally in its respective distribution expenses and sales charges, if any.  Each class of shares has identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.  Therefore, no federal income or excise tax provisions are required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions to be taken on returns filed for the open tax years ended 2013-2015, or expected to be taken in the Fund’s 2016 tax return.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions:  Securities transactions are accounted for on the trade date.  Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Logan Capital Long/Short Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2016

The Fund distributes substantially all of its net investment income, if any, and net realized capital gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax treatment.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of the Fund’s shares based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

The Fund is charged for those expenses that are directly attributable to it, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the Funds proportionately based on allocation methods approved by the Board of Trustees (the “Board”).  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

D.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

E.
Redemption Fees:  The Long/Short Fund charges a 1% redemption fee to shareholders who redeem shares held for 60 days or less.  Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

F.
Options Transactions:  The Fund may utilize options for hedging purposes as well as direct investment.  Some options strategies, including buying puts, tend to hedge the Fund’s investments against price fluctuations.  Other strategies, such as writing puts and calls and buying calls, tend to increase market exposure.  Options contracts may be combined with each other in order to adjust the risk and return characteristics of the Fund’s overall strategy in a manner deemed appropriate to the Advisor and consistent with the Fund’s investment objective and policies.  When a call or put option is written, an amount equal to the premium received is recorded as a liability.  The liability is marked-to-market daily to reflect the current fair value of the written option.  When a written option expires, a gain is realized in the amount of the premium originally received.  If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original

Logan Capital Long/Short Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2016

premium less the cost of the closing transaction.  If a written call option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received.  If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which is purchased upon the exercise of the option.

With options, there is minimal counterparty credit risk to the Fund since the options are covered or secured, which means that the Fund will own the underlying security or, to the extent they do not hold such a portfolio, will maintain a segregated account with the Fund’s custodian consisting of high quality liquid debt obligations equal to the market value of the option, marked-to-market daily.

Options purchased are recorded as investments and marked-to-market daily to reflect the current fair value of the option contract.  If an option purchased expires, a loss is realized in the amount of the cost of the option contract.  If a closing transaction is entered into, a gain or loss is realized to the extent that the proceeds from the sale are greater or less than the cost of the option.  If a purchased put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid.  If a purchased call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid.

G.
Leverage and Short Sales:  The Fund may use leverage in connection with its investment activities and may effect short sales of securities.  Leverage can increase the investment returns of the Fund if the securities purchased increase in value in an amount exceeding the cost of the borrowing.  However, if the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage.  A short sale is the sale by the Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position.  A short sale will be successful if the price of the shorted security decreases.  However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss.  The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction.  Therefore, short sales may be subject to greater risks than investments in long positions.  With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security.  The Fund would also incur increased transaction costs associated with selling securities short.  In addition, if the Fund sells securities short, it must maintain a segregated account with its custodian containing cash or high-grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund’s broker (not including the proceeds from the short sales).  The Fund may be required to add to the segregated account

Logan Capital Long/Short Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2016

as the market price of a shorted security increases.  As a result of maintaining and adding to its segregated account, the Fund may maintain higher levels of cash or liquid assets (for example, U.S. Treasury bills, repurchase agreements, high quality commercial paper and long equity positions) for collateral needs thus reducing its overall managed assets available for trading purposes.

H.
Mutual Fund and ETF Trading Risk:  The Fund may invest in other mutual funds that are either open-end or closed-end investment companies as well as ETFs.  ETFs are investment companies that are bought and sold on a national securities exchange.  Unlike mutual funds, ETFs do not necessarily trade at the net asset values of their underlying securities, which means an ETF could potentially trade above or below the value of the underlying portfolios.  Additionally, because ETFs trade like stocks on exchanges, they are subject to trading and commission costs unlike mutual funds.  Also, both mutual funds and ETFs have management fees that are part of their costs, and the Fund will indirectly bear their proportionate share of the costs.

I.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended April 30, 2016, the Fund made the following permanent tax adjustments on the Statement of Assets and Liabilities:

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid In
	Income/(Loss)	Gain/(Loss)	Capital
Long/Short Fund	$122,254	$(122,254)	$—

J.
Events Subsequent to the Fiscal Year End:  In preparing the financial statements as of April 30, 2016, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These

Logan Capital Long/Short Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2016

inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities:  Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds and real estate investment trusts (REITs), that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Investment Companies:  Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the Funds and will be classified in level 1 of the fair value hierarchy.

Exchange-Traded Notes:  Investments in exchange-traded notes are actively traded on a national securities exchange and are valued based on the last sales price from the exchange and are categorized in level 1 of the fair value hierarchy.

Derivative Instruments:  Listed derivatives, including options, rights, warrants and futures that are actively traded are valued based on quoted prices from the exchange and are categorized in level 1 of the fair value hierarchy.

Short-Term Debt Securities:  Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of Advisors Series Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Funds’ administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations

Logan Capital Long/Short Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2016

are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the fair valuation hierarchy of the Long/Short Fund’s securities as of April 30, 2016:

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$2,095,066	$—	$—	$2,095,066
Consumer Staples	1,454,772	—	—	1,454,772
Energy	1,165,524	—	—	1,165,524
Financials	582,748	—	—	582,748
Health Care	1,577,593	—	—	1,577,593
Industrials	1,308,438	—	—	1,308,438
Information Technology	3,036,930	—	—	3,036,930
Materials	1,019,283	—	—	1,019,283
Telecommunication Services	576,089	—	—	576,089
Total Common Stock	12,816,443	—	—	12,816,443
Short-Term Investments	2,524,753	—	—	2,524,753
Total Investments in Securities	$15,341,196	$—	$—	$15,341,196
Total Securities Sold Short	$6,049,617	$—	$—	$6,049,617

Refer to the Fund’s schedule of investments for a detailed break-out of securities by industry classification.  Transfers between levels are recognized at the end of the reporting period.  During the year ended April 30, 2016, the Fund recognized no transfers between levels.  There were no level 3 securities held in the Fund on April 30, 2016.

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value (“NAV”) per Share (or its equivalent).”  The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient.  The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient.  The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years.  Management is currently evaluating the impact these changes will have on the Funds’ financial statements and related disclosures.

Logan Capital Long/Short Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2016

NOTE 4 – DERIVATIVES TRANSACTIONS

The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standard Codification 815 (“ASC 815”).  The Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.  During the year ended April 30, 2016, the Fund did not hold any derivative instruments.

NOTE 5 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended April 30, 2016, Logan Capital Management, Inc. (the “Advisor”) provided the Fund with investment management services under an Investment Advisory Agreement.  The Advisor furnishes all investment advice, office space, and facilities, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee at an annual rate of 1.40% for the Long/Short Fund based upon the average daily net assets of the Fund.  For the year ended April 30, 2016, the Long/Short Fund incurred $169,250 in advisory fees.  The Advisor has hired Waterloo International Advisors, LLC as a sub-advisor to manage the short portion of the Long/Short Fund.  The Advisor pays the Sub-Advisor fee for the Long/Short Fund from its own assets and these fees are not an additional expense of the Fund.

The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that the net annual operating expenses (excluding Acquired Fund Fees and Expenses, taxes, interest and dividends on securities sold short and extraordinary expenses) do not exceed the following amounts of the average daily net assets for each class of shares:

Logan Capital Long/Short Fund
Investor Class	1.99%*
Institutional Class	1.74%

*
The Board approved an amendment to the Operating Expenses Limitation Agreement between the Trust, on behalf of the Fund, and the Advisor, pursuant to which the Advisor has agreed to reduce the Fund’s Expense Cap from 2.50% to 1.99%, effective August 28, 2015.

Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund’s obligations are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on the Fund’s expenses.  The Advisor is permitted to be reimbursed for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made.  Such

Logan Capital Long/Short Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2016

reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the year ended April 30, 2016, the Advisor reduced its fees and absorbed Fund expenses in the amount of $146,062 for the Long/Short Fund.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

	2017	2018	2019	Total
Long/Short Fund	$121,569	$97,143	$146,062	$364,774

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  U.S. Bancorp Fund Services, LLC also serves as the fund accountant, Chief Compliance Officer and transfer agent to the Fund.  U.S. Bank N.A., an affiliate of U.S. Bancorp Fund Services, serves as the Fund’s custodian.  For the year ended April 30, 2016, the Fund incurred the following expenses for administration, fund accounting, transfer agency, custody and Chief Compliance Officer fees:

Logan Capital Long/Short Fund

Administration & fund accounting	$84,795
Custody	$10,660
Transfer agency(a)	$24,238
Chief Compliance Officer	$12,508

(a) Does not include out-of-pocket expenses.

At April 30, 2016, the Fund had payables due to U.S. Bancorp Fund Services, LLC for administration, fund accounting, transfer agency and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

Logan Capital Long/Short Fund

Administration & fund accounting	$23,921
Custody	$926
Transfer agency(a)	$6,316
Chief Compliance Officer	$3,113

(a) Does not include out-of-pocket expenses.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are employees of the Administrator.  The Trust’s Chief Compliance Officer is also an employee of USBFS.  A Trustee of the Trust is affiliated with USBFS and U.S. Bank N.A.  This same Trustee is an interested person of the Distributor.

Logan Capital Long/Short Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2016

NOTE 6 – DISTRIBUTION AGREEMENT AND PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Investor Class shares.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the year ended April 30, 2016, the Long/Short Fund incurred distribution expenses on its Investor Class shares of $30,029.

NOTE 7 – SHAREHOLDER SERVICING FEE

The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Advisor, under which the Advisor will provide, or arrange for others to provide, certain specified shareholder services.  As compensation for the provision of shareholder services, the Long/Short Fund may pay servicing fees at an annual rate of 0.10% of the average daily net assets of the Investor and Institutional Class shares.  Payments to the Advisor under the Agreement may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Advisor for services provided to shareholders of the Fund.  The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel, and assistance to the Fund in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Fund and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request.  For the year ended April 30, 2016, the Fund incurred, under the Agreement, shareholder servicing fees as follows:

Logan Capital Long/Short Fund
Investor Class	$12,011
Institutional Class	$79

NOTE 8 – SECURITIES TRANSACTIONS

For the year ended April 30, 2016, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Long/Short Fund	$12,557,217	$9,808,198

There were no purchases or sales of long-term U.S. Government securities.

Logan Capital Long/Short Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2016

NOTE 9 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of April 30, 2016, the components of accumulated earnings/(losses) on a tax basis were as follows:

Long/Short Fund
Cost of investments(a)	$13,953,801
Gross unrealized appreciation	2,346,897
Gross unrealized depreciation	(959,502)
Net unrealized appreciation	1,387,395
Undistributed ordinary income	35,054
Undistributed long-term capital gain	58,701
Total distributable earnings	93,755
Other accumulated gains/(losses)	(271,671)
Total accumulated earnings/(losses)	$1,209,479

(a)	The difference between the book basis and tax basis net unrealized appreciation and cost is attributable primarily to wash sales.

At April 30, 2016, the Long/Short Fund had no tax basis capital losses to offset future capital gains.  The unsettled short loss deferrals are included in other accumulated gain/loss in the amount of $43,314.  Included in other accumulated losses is $216,983 unrealized depreciation on securities sold short.

Under recently enacted legislation, capital losses sustained in the year ended December 31, 2011 and in future taxable years will not expire and may be carried over by the Fund without limitation; however, they will retain the character of the original loss.  Further, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in the pre-enactment taxable years.  As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.  Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

The tax character of distributions paid during 2016 and 2015 was as follows:

	Year Ended	Year Ended
	April 30, 2016	April 30, 2015
Long/Short Fund
Ordinary income	$184,584	$—
Long-term capital gains	$47,199	$9,151

At April 30, 2016, the fund deferred, on a tax basis, post-October losses of:

Late Year Ordinary
Loss Deferral
$11,374

Logan Capital Long/Short Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2016

NOTE 10 – OTHER TAX INFORMATION (Unaudited)

For the year ended April 30, 2016, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Long/Short Fund	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended April 30, 2016 was as follows:

Long/Short Fund	100.00%

NOTE 11 – PRINCIPAL RISKS

Below are summaries of some, but not all, of the principal risks of investing in the Fund, each of which could adversely affect the Fund’s NAV, market price, yield, and total return. The Fund’s prospectus provided additional information regarding these and other risks of investing in the Fund at the time of initial public offering of the Fund’s shares.

Market Risk. Each Fund is designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices such as bonds and money market instruments. The value of a Fund’s shares will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Fund, and you could lose money.

Equity Risk. The equity securities held by a Fund may experience sudden, unpredictable drops in value or long periods of decline in value that could affect the value of the Fund’s shares and the total return on your investment. This may occur because of factors that affect the securities market generally, such as adverse changes in: economic conditions, the general outlook for corporate earnings, interest rates, or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management.

Foreign Securities and Emerging Markets Risk. Foreign securities may be more volatile and less liquid than domestic (U.S.) securities, which could affect a Fund’s investments. Securities markets of other countries are generally smaller than U.S. securities markets. The exchange rates between U.S. dollar and foreign currencies might fluctuate, which could negatively affect the value of a Fund’s investments.

Foreign securities are also subject to higher political, social and economic risks. These risks include, but are not limited to, a downturn in the country’s economy, excessive taxation, political instability, and expropriation of assets by foreign governments. Compared to the U.S., foreign governments and markets often have less stringent accounting, disclosure, and financial reporting requirements.

Logan Capital Long/Short Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2016

In addition, each Fund may invest in emerging markets. Emerging markets are those of countries with immature economic and political structures. These markets are more volatile than the markets of developed countries.

Initial Public Offering Risk. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund.

Portfolio Turnover Risk. A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability. A high portfolio turnover rate also leads to higher transactions costs, which could negatively affect the Fund’s performance. Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal tax laws.

Logan Capital Long/Short Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of
Logan Capital Funds

We have audited the accompanying statement of assets and liabilities of Logan Capital Long/Short Fund, a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of April 30, 2016, and the related statement of operations and statement cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the each of the three years in the period then ended and for the period September 28, 2012 (commencement of operations) to April 30, 2013.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of April 30, 2015, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Logan Capital Long/Short Fund as of April 30, 2016, the results of its operations and cash flows for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended and the period September 28, 2012 to April 30, 2013, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
June 29, 2016

Logan Capital Long/Short Fund

EXPENSE EXAMPLE
April 30, 2016 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) and redemption fees, if applicable; and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from November 1, 2015 to April 30, 2016.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.  There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $15 fee is charged to the account annually) that would increase the amount of expenses paid on your account.  The example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  As noted above, there are some account fees that are charged to certain types of accounts that would increase the amount of expense paid on your account.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Logan Capital Long/Short Fund

EXPENSE EXAMPLE (Continued)
April 30, 2016 (Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	11/1/2015	4/30/2016	11/1/2015 – 4/30/2016
Actual
Investor Class	$1,000.00	$1,018.80	$16.06
Institutional Class	$1,000.00	$1,047.00	$ 5.40

Hypothetical (5% return
before expenses)
Investor Class	$1,000.00	$1,008.95	$15.98
Institutional Class	$1,000.00	$1,010.09	$ 5.30

(1)
Expenses are equal to the Investor Class and Institutional Class fund shares’ annualized expense ratios of 3.20% and 2.97%, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the period).

Logan Capital Long/Short Fund

NOTICE TO SHAREHOLDERS
at April 30, 2016 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-215-1200 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2015

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-215-1200.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available, upon request, by calling 1-855-215-1200.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more  accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-215-1200 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Logan Capital Long/Short Fund

MANAGEMENT
(Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds.  Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

Independent Trustees(1)

Number of
				Portfolios	Other
		Term of	Principal	in Fund	Directorships
	Position	Office and	Occupation	Complex	Held During
Name, Address	Held with	Length of	During Past	Overseen by	Past
and Age	the Trust	Time Served	Five Years	Trustee(2)	Five Years(3)

Gail S. Duree	Trustee	Indefinite	Director, Alpha	5	Trustee, Advisors
(age 69)		term; since	Gamma Delta		Series Trust
615 E. Michigan Street		March 2014.	Housing		(for series not
Milwaukee, WI 53202			Corporation		affiliated with
			(collegiate housing		the Funds);
			management) (2012		Independent
			to present); Trustee		Trustee from
			and Chair (2000 to		1999 to 2012,
			2012), New		New Covenant
			Covenant Mutual		Mutual Funds
			Funds (1999-2012);		(an open-end
			Director and Board		investment
			Member, Alpha		company with
			Gamma Delta		4 portfolios).
Foundation
(philanthropic
organization) (2005
to 2011).

George J. Rebhan	Trustee	Indefinite	Retired; formerly	5	Trustee, Advisors
(age 81)		term; since	President, Hotchkis		Series Trust
615 E. Michigan Street		May 2002.	and Wiley Funds		(for series not
Milwaukee, WI 53202			(mutual funds)		affiliated with
			(1985 to 1993).		the Funds);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

George T. Wofford	Trustee	Indefinite	Retired; formerly	5	Trustee, Advisors
(age 76)		term; since	Senior Vice		Series Trust
615 E. Michigan Street		February 1997.	President, Federal		(for series not
Milwaukee, WI 53202			Home Loan Bank		affiliated with the
			of San Francisco.		Funds).

Logan Capital Long/Short Fund

MANAGEMENT (Continued)
(Unaudited)

Independent Trustees(1)

Number of
				Portfolios	Other
		Term of	Principal	in Fund	Directorships
	Position	Office and	Occupation	Complex	Held During
Name, Address	Held with	Length of	During Past	Overseen by	Past
and Age	the Trust	Time Served	Five Years	Trustee(2)	Five Years(3)

Raymond B. Woolson	Trustee	Indefinite	President, Apogee	5	Trustee, Advisors
(age 57)		term*; since	Group, Inc.		Series Trust
615 E. Michigan Street		January 2016.	(financial consulting		(for series not
Milwaukee, WI 53202			firm) (1998 to		affiliated with the
			present).		Funds);
Independent
Trustee,
Doubleline
Funds Trust
(an open-end
investment
company with
13 portfolios),
Doubleline
Equity Funds,
Doubleline
Opportunistic
Credit Fund and
Doubleline
Income Solutions
Fund, from 2010
to present.
Interested Trustee

Joe D. Redwine(4)	Interested	Indefinite	President, CEO,	5	Trustee, Advisors
(age 68)	Trustee	term; since	U.S. Bancorp		Series Trust
615 E. Michigan Street		September	Fund Services,		(for series not
Milwaukee, WI 53202		2008.	LLC (May 1991		affiliated with the
			to present).		Funds).

Logan Capital Long/Short Fund

MANAGEMENT (Continued)
(Unaudited)

Officers

Term of
	Position	Office and
Name, Address	Held with	Length of
and Age	the Trust	Time Served	Principal Occupation During Past Five Years

Joe D. Redwine	Chairman	Indefinite	President, CEO, U.S. Bancorp Fund Services, LLC
(age 68)	and Chief	term; since	(May 1991 to present).
615 E. Michigan Street	Executive	September
Milwaukee, WI 53202	Officer	2007.

Douglas G. Hess	President	Indefinite	Senior Vice President, Compliance and
(age 48)	and	term; since	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street	Principal	June 2003.	(March 1997 to present).
Milwaukee, WI 53202	Executive
Officer

Cheryl L. King	Treasurer	Indefinite	Vice President, Compliance and Administration,
(age 54)	and	term; since	U.S. Bancorp Fund Services, LLC (October 1998
615 E. Michigan Street	Principal	December	to present).
Milwaukee, WI 53202	Financial	2007.
Officer

Kevin J. Hayden	Assistant	Indefinite	Assistant Vice President, Compliance and
(age 44)	Treasurer	term; since	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street		September	(June 2005 to present).
Milwaukee, WI 53202		2013.

Albert Sosa	Assistant	Indefinite	Assistant Vice President, Compliance and
(age 45)	Treasurer	term; since	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street		September	(June 2004 to present).
Milwaukee, WI 53202		2013.

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bancorp Fund Services,
(age 58)	President,	term; since	LLC (February 2008 to present).
615 E. Michigan Street	Chief	September
Milwaukee, WI 53202	Compliance	2009.
Officer and
AML Officer

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite	Senior Vice President and Counsel, U.S. Bancorp
(age 50)		term; since	Fund Services, LLC (May 2006 to present).
615 E. Michigan Street		September
Milwaukee, WI 53202		2015.

Logan Capital Long/Short Fund

MANAGEMENT (Continued)
(Unaudited)

Officers

Term of
	Position	Office and
Name, Address	Held with	Length of
and Age	the Trust	Time Served	Principal Occupation During Past Five Years

Emily R. Enslow, Esq.	Assistant	Indefinite	Assistant Vice President, U.S. Bancorp Fund
(age 29)	Secretary	term; since	Services, LLC (July 2013 – present); Proxy Voting
615 E. Michigan Street		September	Coordinator and Class Action Administrator,
Milwaukee, WI 53202		2015.	Artisan Partners Limited Partnership (September
2012 – July 2013); Legal Internship, Artisan Partners
Limited Partnership (February 2012 – September
2012); J.D. Graduate, Marquette University Law
School (2009-2012).

*
Under the Trust’s Agreement and Declaration of Trust, a Trustee serves during the continued lifetime of the Trust until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the election and qualification of his/her successor.  In addition, the Trustees have designated a mandatory retirement age of 75, such that each Trustee first elected or appointed to the Board after December 1, 2015, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).

(2)
As of April 30, 2016, the Trust was comprised of 50 active portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-855-215-1200.

Logan Capital Long/Short Fund

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY
AGREEMENTS (Unaudited)

Logan Capital Large Cap Growth Fund
Logan Capital Long/Short Fund
Logan Capital International Fund
Logan Capital Small Cap Growth Fund
Logan Capital Large Cap Core Fund

At a meeting held on December 2-3, 2015 the Board (which is comprised of five persons, four of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and Logan Capital Management, Inc. (the “Advisor”) for another annual term for the Logan Capital Large Cap Growth Fund and Logan Capital Long/Short Fund.  In addition, the Board considered and approved the continuance for another annual term of the Advisory Agreement for the Logan Capital International Fund,  Logan Capital Small Cap Growth Fund and Logan Capital Large Cap Core Fund, each of which had not commenced operations at the time of this meeting (collectively, the “Funds”).  In addition, the Board considered and approved the continuance for another annual term of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) for the Logan Capital Long/Short Fund with Waterloo International Advisers, LLC (the “Sub-Advisor”).  At this meeting, and at a prior meeting held on October 14-15, 2015, the Board received and reviewed substantial information regarding the Funds, the Advisor, the Sub-Advisor, and the services provided by the Advisor and Sub-Advisor to the Funds under the Advisory Agreement and Sub-Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement and Sub-Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR AND SUB-ADVISOR UNDER THE ADVISORY AND SUB-ADVISORY AGREEMENT.  The Board considered the nature, extent, and quality of the Advisor’s overall services provided to the Funds as well as its responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer, the Advisor’s compliance record, and the Advisor’s disaster recovery/business continuity plan.  The Board also considered its knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss Fund performance and investment outlook as well as various marketing and compliance topics, including the

Logan Capital Long/Short Fund

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY
AGREEMENTS (Unaudited) (Continued)

Advisor’s risk management process.  The Board took into account that the Advisor directly managed the long portion of the portfolio of the Logan Capital Long/Short Fund (“Long/Short Fund”) and also took into account the oversight responsibilities of the Advisor over the Sub-Advisor with respect to the Long/Short Fund both in terms of investments, Sub-Advisor monitoring and evaluation as well as compliance monitoring.  The Board also considered the specific role of the Sub-Advisor in directly managing the short selling activities of the Long/Short Fund.  The Board concluded that the Advisor and Sub-Advisor had the quality and depth of personnel, resources, investment methods, and compliance policies and procedures essential to performing its duties under the Advisory Agreement and Sub-Advisory Agreement, respectively, and that the nature, overall quality and extent of such management services are satisfactory.

2.
THE FUNDS’ HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR.  In assessing the quality of the portfolio management delivered by the Advisor and Sub-Advisor, the Board reviewed the short-term and long-term performance of the Funds (as applicable) as of June 30, 2015 on both an absolute basis and in comparison to appropriate securities benchmarks and their peer funds utilizing Lipper and Morningstar classifications.  The Board considered that the Logan Capital International Fund, the Logan Capital Small Cap Growth Fund, and the Logan Capital Large Cap Core Fund had each not yet commenced operations.  When reviewing performance of the Logan Capital Large Cap Growth Fund (“Large Cap Growth Fund”) and the Long/Short Fund, the Board noted that the Funds were relatively new, with just over three years of performance information for the Large Cap Growth Fund and less than three years of performance information for the Long/Short Fund. When reviewing performance against the comparative peer group universe, the Board took into account that the investment objectives and strategies of the Funds, as well as each Fund’s level of risk tolerance, may differ significantly from funds in the peer group universe.

Logan Capital Large Cap Growth Fund: The Board noted that the Large Cap Growth Fund’s performance, with regard to its Lipper comparative universe, was above its peer group median for the one-year period and only slightly below its peer group median for the three-year period.

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was above its peer group median for the one-year and three-year periods.

The Board also considered any differences in performance between similarly managed accounts and the performance of the Fund and reviewed the performance of the Fund against a broad-based securities market benchmark.

Logan Capital Long/Short Fund: The Board noted that the Long/Short Fund’s performance, with regard to its Lipper comparative universe, was above its peer group median for the one-year and since inception periods.

Logan Capital Long/Short Fund

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY
AGREEMENTS (Unaudited) (Continued)

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was above its peer group median for the one-year and since inception periods.

The Board also considered any differences in performance between similarly managed accounts and the performance of the Fund and reviewed the performance of the Fund against broad-based securities market benchmarks.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR’S FEE UNDER THE ADVISORY AGREEMENT.  In considering the appropriateness of the advisory fee, the Board considered the level of the fee itself as well as the total fees and expenses of each Fund.  The Board reviewed information as to the fees and expenses of advisers and funds within the relevant peer funds and similarly managed separate accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed separate accounts, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.  The Board also took into consideration the services the Advisor provided to its similarly managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.  The Board found that the management fees charged to the Fund were in-line with the fees charged to the Advisor’s separately managed account clients.

Logan Capital Large Cap Growth Fund: The Board noted that the Advisor has contractually agreed to maintain an annual expense ratio for the Large Cap Growth Fund of 1.50% for the Investor Class and 1.25% for the Institutional Class (the “Expense Caps”).  The Board noted that the Fund’s total expense ratio for both the Institutional Class and Investor Class was above the peer group median and average.  Additionally, the Board noted that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the total expense ratio for the Institutional Class was below the peer group median and average, while the total expense ratio for the Investor Class was above the peer group median and average.  The Board also noted that the contractual advisory fee was below the peer group median and average.  Additionally, when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the advisory fee was below the peer group median and average.  The Board also considered that after advisory fee waivers and Fund expenses necessary to maintain the Expense Cap, the Advisor received even lower advisory fees from the Fund during the most recent fiscal period.  As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

Logan Capital Long/Short Fund: The Board noted that the Advisor has contractually agreed to maintain an annual expense ratio for the Long/Short Fund of 2.50% for the Investor Class and 2.25% for the Institutional Class (the

Logan Capital Long/Short Fund

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY
AGREEMENTS (Unaudited) (Continued)

“Expense Caps”). The Board noted that the Fund’s total expense ratio for both the Investor Class and Institutional Class was substantially above the peer group median and average.  The Board also noted that the contractual advisory fee was above the peer group median and average.  The Board also considered that after advisory fee waivers and the payment of the sub-advisory fee, and Fund expenses necessary to maintain the Expense Cap, the Advisory fee was below the peer group median during the most recent fiscal period.  In reviewing the sub-advisory fee, the Board was mindful that the sub-advisory fee was paid by the Advisor out of its advisory fee and not directly by the Fund and that the fee rate was the result of arms-length negotiations between the Advisor and the Sub-Advisor.  As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

Logan Capital International Fund: The Board noted that the Advisor has contractually agreed to maintain an annual expense ratio for the Logan Capital International Fund of 1.50% for the Investor Class and 1.25% for the Institutional Class (the “Expense Caps”). The Board noted that the Fund’s estimated total expense ratio for both the Institutional Class and Investor Class were above the peer group median and average.  The Board also noted that the contractual advisory fee was marginally below the peer group median and marginally above the peer group average.  The Board found that the management fees expected to be charged to the Fund were within the range of the fees charged to the Advisor’s separately managed account clients.  As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

Logan Capital Small Cap Growth Fund: The Board noted that the Advisor has contractually agreed to maintain an annual expense ratio for the Logan Capital Small Cap Growth Fund of 1.50% for the Investor Class and 1.25% for the Institutional Class (the “Expense Caps”).  The Board noted that the Fund’s estimated total expense ratio for the Institutional Class was below the peer group median and average and that the total expense ratio for the Investor Class was above the peer group median and average.  The Board also noted that the contractual advisory fee was slightly below the peer group median and average.  The Board found that the management fees expected to be charged to the Fund were within the range of the fees charged to the Advisor’s separately managed account clients.  As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

Logan Capital Large Cap Core Fund: The Board noted that the Advisor has contractually agreed to maintain an annual expense ratio for the Logan Capital Large Cap Core Fund of 1.50% for the Investor Class and 1.25% for the Institutional Class (the “Expense Caps”).  The Board noted that the Fund’s estimated total expense ratio for both the Institutional Class and Investor Class were above the peer group median and average.  The Board also noted that the

Logan Capital Long/Short Fund

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY
AGREEMENTS (Unaudited) (Continued)

contractual advisory fee was above the broad peer group median and the peer group average but below the peer group median and average at smaller asset levels.  The Board also took into consideration the services the Advisor provided to its similarly managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.  The Board found that the management fees expected to be charged to the Fund were within the range of the fees charged to the Advisor’s separately managed account clients.  As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

4.
ECONOMIES OF SCALE.  The Board also considered whether economies of scale were being realized by the Advisor that should be shared with shareholders.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Funds do not exceed the specified Expense Caps.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Advisor and concluded that it would continue to monitor economies in the future as circumstances changed and assuming asset levels continued to increase.

5.
THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUNDS.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Funds.  The Board considered the profitability to the Advisor from its relationship with the Funds and considered any additional benefits derived by the Advisor from its relationship with the Funds, including benefits received in the form of Rule 12b-1 fees and shareholder servicing plan fees received from the Funds and “soft dollar” benefits that may be received by the Advisor in exchange for Fund brokerage.  The Board also reviewed information regarding fee offsets for separate accounts and sponsored programs invested in the Funds and determined that the Advisor was not receiving an advisory fee both at the separate account and at the Fund level for any such accounts or fees from both the sponsored programs and Funds with respect to any such programs, and as a result was not receiving additional fall-out benefits from any such relationships.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement and Sub-Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Logan Capital Large Cap Growth Fund, Logan Capital Long/Short Fund, Logan Capital International Fund, Logan Capital Small Cap Growth Fund and Logan Capital Large Cap Core Fund and the Sub-Advisory Agreement for the Logan Capital Long/Short Fund, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors

Logan Capital Long/Short Fund

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY
AGREEMENTS (Unaudited) (Continued)

in their totality, the Board determined that the advisory and sub-advisory arrangements with the Advisor, including the advisory and sub-advisory fees, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement for the Funds and the Sub-Advisory Agreement for the Logan Capital Long/Short Fund would be in the best interest of each Fund and its shareholders.

Logan Capital Long/Short Fund

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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Investment Advisor
Logan Capital Management, Inc.
Six Coulter Avenue, Suite 2000
Ardmore, PA  19003

Distributor
Quasar Distributors, LLC
615 East Michigan Street, 4th Floor
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(855) 215-1200

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI  53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, NY  10103

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 4/30/2016	FYE 4/30/2015
Audit Fees	$33,300	$32,300
Audit-Related Fees	N/A	N/A
Tax Fees	$6,600	$6,400
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 4/30/2016	FYE 4/30/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 4/30/2016	FYE 4/30/2015
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject to the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*   /s/Douglas G. Hess
Douglas G. Hess, President

Date 7/6/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/Douglas G. Hess
Douglas G. Hess, President

Date 7/6/2016

By (Signature and Title)*    /s/Cheryl L. King
Cheryl L. King, Treasurer

Date 7/6/2016

* Print the name and title of each signing officer under his or her signature.